UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-08411

(Investment Company Act file number)

James Advantage Funds

(Exact name of registrant as specified in charter)

1349 Fairground Road

Beavercreek, Ohio 45385

(Address of principal executive offices) (Zip code)

Barry R. James

P.O. Box 8

Alpha, Ohio 45301

(Name and address of agent for service)

Registrant’s telephone number, including area code: (937) 426-7640

Date of fiscal year end: June 30

Date of reporting period: July 1, 2011 – June 30, 2012

Item 1. Reports to Stockholders.

James Advantage Funds	Shareholder Letter
June 30, 2012 (Unaudited)

Like last year, I’d like to thank you for helping us achieve another major milestone. This past year, the James Balanced: Golden Rainbow Fund crossed a significant threshold of $1.5 billion in assets. As you know, in the past, the Fund had received recognition from sources such as US News and World Report and Lipper. As more assets come into the Fund, this is good news for you as fees drop. The advisory fee rate drops for assets in excess of $500 million and again for assets in excess of $1 billion.

Despite worries about the economy, employment, the national debt and Europe, the stock market edged ahead. Last year, we discussed many problems but concluded, “In the face of these problems, we are optimistic for the future, but believe a conservative allocation is prudent for the present.” While volatile, both stocks and bonds advanced, and it was a year for lower speculation as investors sought safety. Large stocks outperformed smaller stocks as did stocks with greater growth characteristics. Here is this year’s Annual Report to the James Advantage Funds’ shareholders.

The Market Over the Past Year

Commonly used as a barometer of the stock market, the S&P 500 rose by 5.45% over the twelve months ending June 30, 2012, a below normal year. The Dow Jones Industrials rose a little more, 6.63%, while smaller capitalization stocks, represented by the Russell 2000, actually fell 2.08%.

This last year was pretty good for homebuilding stocks, computer stocks and some retail material stocks. It wasn’t a great year for many basic material or trucking stocks.

The bond market started strong and then finished the same way, especially for longer term bonds. The Barclay’s Intermediate Gov/Credit Index, a broad measure of high grade U.S. fixed income securities, returned 5.42%. Rates started to rise early in 2012, but economic worries and low inflation helped bond prices rebound in the second quarter of 2012. Many pundits had expected rates to rise rapidly all year long. We are glad we follow our own research.

Investment Goals and Objectives

James Investment Research has a long history of value investing and we do not drift from our style because the markets are temporarily moving in one direction or another. We believe that value investing will outperform over the long run and that value stocks will hold up better than growth or speculative stocks in difficult markets.

The objectives of our Funds are stated in the Prospectus, and each Fund has a benchmark that the portfolio management team strives to beat. This is not always going to happen, but if we can outperform over the long run without deviating from our stated objectives and style, we believe we will be serving our shareholders well.

Investment Philosophy

We believe our research team is among the best in the business. We have a very sophisticated process that is both quantitative and qualitative. We have an investment committee that adds wisdom and experience to the quantitative work and we have evolved a process that we believe is unparalleled in our profession. However, all this is built on a strong foundation of value investing. Our modeling and our fundamental analysis is premised on our conclusion that the preponderance of evidence shows value stocks outperform growth stocks over the long run.

Our strategy is premised on preserving capital in declining markets. The execution of this strategy includes holding undervalued stocks, which we call value stocks. We believe this strategy can provide consistent returns that will, over the long run, outperform the Funds’ benchmarks.

Fund Performance

The Balanced: Golden Rainbow Fund Retail Class shares rose 3.98% over the twelve months ending June 30, 2012. Its benchmark, a blended index comprised of the Russell 2000 Index, the S&P 500 Index and the Barclays Intermediate Government/Credit Bond Index, rose by 4.11%. The Fund lagged its benchmark as our stock holdings reduced the strong performance of our long bond holdings. While the portfolio kept very modest levels of equities throughout the year, value stocks and smaller capitalization stocks lagged growth and large cap stocks. This led to the Fund’s underperformance versus its benchmark. We note that the S&P 500 Value Index returned only 2.98% over the year, while the S&P 500 Growth Index returned 7.77%. And we note that the Russell 2000, a small cap index, fell 2.08% over the year, while the S&P 500 advanced 5.45%. Clearly, this was not the year for value or for smaller capitalization stocks.

The James Small Cap Fund rose slightly, advancing 0.16% over the fiscal year versus a decline of 2.08% for the Russell 2000, its benchmark. Value oriented small cap stocks outperformed a bit this last year, as their higher dividends offset the general downtrend. We are pleased the portfolio held up in spite of a downturn in small cap stocks.

Annual Report | June 30, 2012	1

Shareholder Letter	James Advantage Funds
June 30, 2012 (Unaudited)

The James Mid Cap Fund fell 5.26%, lagging its benchmark, the S&P Mid Cap 400 Index, which fell 0.86%. The Fund was affected by poor performance among the non-cyclical, energy and technology sectors.

The James Micro Cap Fund fell slightly, 1.15% for the year. This fund focuses on companies that are less than $250 million in size. Of course, micro cap stocks are much more volatile than large capitalization companies. For comparison’s sake, the benchmark, the Russell Microcap Index, fell 1.54% for the year. Your Fund’s outperformance was due to stock selection and active management.

The James Long/Short Fund had its first full year of operations. It fell slightly, down 0.93% for the year. For comparison the equity index, the S&P 500, rose 5.45% for the year. This fund seeks to take advantage of volatile markets through the use of some leverage and some shorting of overpriced stocks. The Fund lagged its benchmark because value stocks lagged growth stocks and because small cap stocks lagged large cap stocks. Given the Fund’s ability to leverage itself, to hold bonds, and to short securities, investors should not expect a tight correlation to the S&P 500.

Please see the following charts for longer term comparisons for all our funds.

Expectations for the Future

A short time ago, JP Morgan reported its trading in derivatives had gone awry. Losses of $2 billion were said to be sustained by the company. While the losses were to be taken by the JP Morgan Company, not customers or the public, it was taken as a sign of instability.

A short time later, shares of Facebook were brought to the investment public as part of an Initial Public Offering (IPO.) The shares were sold at $38 per share, for a total of nearly $104 billion. Shortly after the sale, prices began to slip and had reached lows of $25.52, which would represent a loss of over 32% to the unhappy buyers. Your Funds did not participate in the Facebook offering. However, you should know that current and future holdings involve risk.

What’s new? In spite of bad news from Europe and on the home front, our market risk indicators are temporarily neutral. The volume on down days is getting lighter, while it is rising on up days. In addition, the market is tending to shrug off bad news. Furthermore, the Federal Reserve announced it would continue Operation Twist (selling short term bonds to buy longer term bonds in an attempt to change the shape of the yield curve). We note the stock market had very strong returns during the last two Quantitative Easings (secondary market purchases of U.S. government securities to add money to the banking system). Lastly, history points to some strong summer rallies in election years.

While our economy is not likely to have a strong rebound anytime soon, our stock market looks more attractive than many others and negative sentiment has perhaps gone too far. We suspect the stock market may present a good opportunity to add stocks, which we will gradually do. The outlook for bonds continues favorable. If this proves correct, we should see higher returns for a time. Still, in spite of numerous economic headwinds, we are optimistic for the future but believe a conservative allocation is prudent for the present.

Barry R. James, CFA, CIC

President

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of a Fund before investing. The Funds’ prospectuses contain this and other information. You may obtain a current copy of a Fund’s prospectus by calling 1-800-995-2637. Past performance is no guarantee of future results. The investment return and principal value of an investment in any Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Barry R. James is a registered representative of ALPS Distributors, Inc.

CFA® is a trademark owned by the CFA Institute.

The Dow Jones Industrial Average is a price-weighted overage of 30 actively traded Blue-Chip stocks.

The S&P 500 Value and Growth Indices are market-capitalization-weighted indices developed by Standard and Poor’s consisting of those stocks within the S&P 500 Index that exhibit either strong value or growth characteristics, respectively.

2	www.jamesfunds.com

James Advantage Funds	Growth of $10,000 Charts
June 30, 2012 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Balanced: Golden Rainbow Fund – Retail Class

James Balanced: Golden Rainbow Fund, S&P 500® Index and Blended Index Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow – Retail Class	3.98%	5.17%	7.41%	8.18%
S&P 500® Index	5.45%	0.22%	5.33%	8.48%
Russell 2000® Index	-2.08%	0.54%	7.00%	9.20%
Barclays Capital Intermediate Government/Credit Index	5.42%	6.01%	5.07%	6.29%
Blended Index(1)	4.11%	3.84%	6.14%	8.03%

James Balanced: Golden Rainbow - Institutional Class	4.22%	N/A	N/A	13.62%
S&P 500® Index	5.45%	N/A	N/A	24.71%
Russell 2000® Index	-2.08%	N/A	N/A	27.97%
Barclays Capital Intermediate Government/Credit Index	5.42%	N/A	N/A	5.90%
Blended Index(1)	4.11%	N/A	N/A	16.34%

(1)	The Blended Index is comprised of a 25% weighting in the S&P 500® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Barclays Capital Intermediate Government/Credit Index.
(2)	Retail Class inception was July 1, 1991. Institutional Class inception was March 2, 2009.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2011, was 1.13% for the Retail Class and 0.88% for the Institutional Class.

Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund

James Small Cap Fund and Russell 2000® Index Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Small Cap Fund	0.16%	-0.29%	8.20%	7.38%
Russell 2000® Index	-2.08%	0.54%	7.00%	7.58%

(1)	Fund inception was October 2, 1998.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2011, was 1.50%.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Barclays Capital Intermediate Government/Credit Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The S&P 500® Index, Russell 2000® Index, Barclays Capital Intermediate Government/Credit Index, S&P Mid Cap 400® Index, and Russell Microcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Annual Report | June 30, 2012	3

Growth of $10,000 Charts	James Advantage Funds
June 30, 2012 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Mid Cap Fund

James Mid Cap Fund and S&P Mid Cap 400® Index Average Annual Total Returns

	1 Year	5 Year	Since Inception(1)
James Mid Cap Fund	-5.26%	-1.34%	1.57%
S&P Mid Cap 400® Index	-0.86%	0.98%	3.69%

(1)	Fund inception was June 30, 2006.

 The total annual operating expense ratio as stated in the fee  table of the most recent prospectus, dated November 1, 2011,  was 1.50%.

Comparison of the Change in Value of a $10,000 Investment in the James Micro Cap Fund

James Micro Cap Fund and Russell Microcap® Index Average Annual Total Returns

	1 Year	Since Inception(1)
James Micro Cap Fund	-1.15%	8.52%
Russell Microcap® Index	-0.54%	15.43%

(1)	Fund inception was July 1, 2010.

 The total annual operating expense ratio as stated in the fee  table of the most recent prospectus, dated November 1, 2011  was 1.50%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The Mid-Cap Fund invests in stocks of mid-cap companies which tend to be more volatile and can be less liquid than stocks of large-cap companies. Diversification does not guarantee a profit or protect against loss. Current and future portfolio holdings are subject to risk.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The S&P 500® Index, Russell 2000® Index, Barclays Capital Intermediate Government/Credit Index, S&P Mid Cap 400® Index, and Russell Microcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The S&P Mid Cap 400® Value Index is a recognized, unmanaged index of mid cap stocks considered to be value stocks using Standard and Poor’s methodology.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

4	www.jamesfunds.com

James Advantage Funds	Growth of $10,000 Charts
June 30, 2012 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Long-Short Fund

James Long-Short Fund and S&P 500® Index Average Annual Total Returns

	1 Year	Since Inception(1)
James Long-Short Fund	-0.93%	0.05%
S&P 500® Index	5.45%	5.36%

(1)	Fund inception was May 23, 2011.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2011, was 1.75%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Short selling incurs significant additional risk; theoretically, stocks sold short have unlimited upside risk potential. In addition, this strategy depends on the Adviser’s ability to correctly identify undervalued and overvalued stocks, and that the stock markets are reasonable and efficient. Periods of extreme volatility may harm the performance of this product. The Long-Short Fund may have a high portfolio turnover rate. A high portfolio turnover rate can result in increased brokerage commission costs and may expose taxable shareholders to potentially larger current tax liability.

The S&P 500® Index, Russell 2000® Index, Barclays Capital Intermediate Government/Credit Index, S&P Mid Cap 400® Index, and Russell Microcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

Annual Report | June 30, 2012	5

Representation of Schedules of Investments	James Advantage Funds
June 30, 2012 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, and James Long-Short Fund.

James Balanced: Golden Rainbow Fund - Industry Sector Allocation (% of Net Assets)

James Long-Short Fund - Industry Sector Allocation (% of Net Assets)

(Cash and Cash Equivalents not included)

James Small Cap Fund - Industry Sector Allocation (% of Net Assets)

James Mid Cap Fund - Industry Sector Allocation

(% of Net Assets)

James Micro Cap Fund - Industry Sector Allocation (% of Net Assets)

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James Advantage Funds	Disclosure of Fund Expenses
June 30, 2012 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions, and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2012 through June 30, 2012.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Net Expense Ratio Annualized June 30, 2012(a)	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expense Paid During Period(b)
James Balanced: Golden Rainbow Fund
Retail Class Actual	1.06%	$ 1,000.00	$ 1,027.20	$5.34
Retail Class Hypothetical (5% return before expenses)	1.06%	$ 1,000.00	$ 1,019.59	$5.32

Institutional Class Actual	0.81%	$ 1,000.00	$ 1,028.20	$4.08
Institutional Class Hypothetical (5% return before expenses)	0.81%	$ 1,000.00	$ 1,020.84	$4.07

James Small Cap Fund
Actual	1.50%	$ 1,000.00	$ 1,018.80	$7.53
Hypothetical (5% return before expenses)	1.50%	$ 1,000.00	$ 1,017.40	$7.52

James Mid Cap Fund
Actual	1.50%	$ 1,000.00	$ 1,025.90	$7.56
Hypothetical (5% return before expenses)	1.50%	$ 1,000.00	$ 1,017.40	$7.52

James Micro Cap Fund
Actual	1.50%	$ 1,000.00	$ 1,088.30	$7.79
Hypothetical (5% return before expenses)	1.50%	$ 1,000.00	$ 1,017.40	$7.52

James Long-Short Fund
Actual	3.44%(c)	$ 1,000.00	$ 1,039.50	$17.44
Hypothetical (5% return before expenses)	3.44%(c)	$ 1,000.00	$ 1,007.76	$17.17

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 366. Note the expense example is typically based on a six-month period.

(c)	Dividend and interest expense on securities sold short and interest expense totaled 1.93% (annualized) of average net assets for the six months ended June 30, 2012.

Annual Report | June 30, 2012	7

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2012

Shares or Principal Amount		Value
COMMON STOCKS-41.8%
	Basic Materials-5.6%
170,000	Barrick Gold Corp.	$6,386,900
420,000	Buckeye Technologies, Inc.	11,965,800
83,000	Cabot Corp.	3,378,100
77,200	CF Industries Holdings, Inc.	14,956,728
45,000	E.I. du Pont de Nemours & Co.	2,275,650
95,000	FMC Corp.	5,080,600
10,000	H.B. Fuller Co.	307,000
161,000	Innophos Holdings, Inc.	9,090,060
100,000	Innospec, Inc.*	2,961,000
57,000	International Paper Co.	1,647,870
90,000	Newmont Mining Corp.	4,365,900
311,040	PolyOne Corp.	4,255,027
90,000	PPG Industries, Inc.	9,550,800
48,540	Terra Nitrogen Co. LP	10,280,772

		86,502,207

	Consumer, Cyclical-6.4%
300,000	Alaska Air Group, Inc.*	10,770,000
7,500	AutoZone, Inc.*	2,753,775
35,000	Big Lots, Inc.*	1,427,650
177,700	The Cato Corp., Class A	5,412,742
13,000	Dillard’s, Inc., Class A	827,840
98,900	DineEquity, Inc.*	4,414,896
65,000	DIRECTV, Class A*	3,173,300
300,000	Dollar Tree, Inc.*	16,140,000
535,500	Ford Motor Co.	5,135,445
519,300	Macy’s, Inc.	17,837,955
151,300	Moody’s Corp.	5,530,015
31,900	PetSmart, Inc.	2,174,942
118,000	RR Donnelley & Sons Co.	1,388,860
625,315	Sinclair Broadcast Group, Inc., Class A	5,665,354
34,800	Target Corp.	2,025,012
163,500	Viacom, Inc., Class A	8,335,230
147,000	Viacom, Inc., Class B	6,911,940
10,000	Wyndham Worldwide Corp.	527,400

		100,452,356

	Consumer, Non-cyclical-6.1%
10,000	Archer-Daniels-Midland Co.	295,200
15,000	Darling International, Inc.*	247,350
220,000	Eli Lilly & Co.	9,440,200
203,000	Forest Laboratories, Inc.*	7,102,970
15,000	Grand Canyon Education, Inc.*	314,100
4,000	Helen of Troy, Ltd.*	135,560
255,000	Hi-Tech Pharmacal Co., Inc.*	8,262,000
200,600	Ingredion, Inc.	9,933,712
169,000	LifePoint Hospitals, Inc.*	6,925,620
285,000	Merck & Co., Inc.	11,898,750
140,000	Mylan, Inc.*	2,991,800
105,000	Newell Rubbermaid, Inc.	1,904,700
483,000	Pfizer, Inc.	11,109,000
4,400	Seaboard Corp.*	9,385,112
75,000	Tupperware Brands Corp.	4,107,000

See Notes to Financial Statements.
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James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2012

Shares or Principal Amount		Value
	Consumer, Non-cyclical (continued)
148,000	UnitedHealth Group, Inc.	$8,658,000
27,075	WellPoint, Inc.	1,727,114

		94,438,188

	Energy-3.9%
86,500	Apache Corp.	7,602,485
121,670	Chevron Corp.	12,836,185
18,500	Devon Energy Corp.	1,072,815
28,800	Diamond Offshore Drilling, Inc.	1,702,944
129,500	Exxon Mobil Corp.	11,081,315
385,244	HollyFrontier Corp.	13,649,195
8,000	Plains All American Pipeline LP	646,480
127,500	Stone Energy Corp.*	3,230,850
374,000	Tesoro Corp.*	9,335,040

		61,157,309

	Financial-6.6%
230,000	American Financial Group, Inc.	9,022,900
180,000	AmTrust Financial Services, Inc.	5,347,800
200,000	Annaly Capital Management, Inc., REIT	3,356,000
589,000	Brookfield Office Properties, Inc.	10,260,380
257,000	Capital One Financial Corp.	14,047,620
215,000	CBL & Associates Properties, Inc., REIT	4,201,100
148,000	EZCORP, Inc., Class A*	3,472,080
216,000	FBL Financial Group, Inc., Class A	6,050,160
526,000	Fifth Third Bancorp	7,048,400
307,600	First Industrial Realty Trust, Inc., REIT*	3,881,912
34,000	Home Properties, Inc., REIT	2,086,240
915,000	KeyCorp	7,082,100
140,000	Nelnet, Inc., Class A	3,220,000
14,000	PNC Financial Services Group, Inc.	855,540
50,000	Post Properties, Inc., REIT	2,447,500
191,000	Protective Life Corp.	5,617,310
316,060	Rent-A-Center, Inc.	10,663,865
67,000	Torchmark Corp.	3,386,850

		102,047,757

	Industrial-3.9%
94,100	Amerco, Inc.	8,466,177
408,000	American Axle & Manufacturing Holdings, Inc.*	4,279,920
37,800	Cascade Corp.	1,778,490
35,000	CSX Corp.	782,600
68,000	Cummins, Inc.	6,589,880
3,000	Deere & Co.	242,610
71,000	Eaton Corp.	2,813,730
20,000	FedEx Corp.	1,832,200
31,000	Jarden Corp.	1,302,620
152,000	Littelfuse, Inc.	8,647,280
42,305	NACCO Industries, Inc., Class A	4,917,956
392,000	Sturm Ruger & Co., Inc.	15,738,800
70,000	Timken Co.	3,205,300

		60,597,563

See Notes to Financial Statements.
Annual Report | June 30, 2012	9

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2012

Shares or Principal Amount		Value
	Technology-5.3%
348,000	Amkor Technology, Inc.*	$1,698,240
150,000	Arrow Electronics, Inc.*	4,921,500
145,000	Avnet, Inc.*	4,474,700
316,910	Deluxe Corp.	7,903,735
5,500	Equifax, Inc.	256,300
50,000	Hewlett-Packard Co.	1,005,500
141,000	Integrated Silicon Solution, Inc.*	1,422,690
280,000	Intel Corp.	7,462,000
77,500	International Business Machines Corp.	15,157,450
164,000	Intersections, Inc.	2,599,400
215,000	Kulicke & Soffa Industries, Inc.*	1,917,800
62,000	Lexmark International, Inc., Class A	1,647,960
61,840	Northrop Grumman Corp.	3,944,774
25,000	Photronics, Inc.*	152,500
111,500	SYNNEX Corp.*	3,845,635
293,840	Triumph Group, Inc.	16,534,377
248,200	Western Digital Corp.*	7,565,136

		82,509,697

	Utilities-4.0%
115,000	American Electric Power Co., Inc.	4,588,500
240,000	AT&T, Inc.	8,558,400
382,000	BCE, Inc.	15,738,400
100,000	Cleco Corp.	4,183,000
112,840	DTE Energy Co.	6,694,797
75,600	Edison International	3,492,720
112,000	El Paso Electric Co.	3,713,920
143,000	Exelon Corp.	5,379,660
20,000	Genie Energy Ltd., Class B	155,400
42,000	NorthWestern Corp.	1,541,400
10,000	OGE Energy Corp.	517,900
15,000	PG&E Corp.	679,050
255,000	Portland General Electric Co.	6,798,300

		62,041,447

TOTAL COMMON STOCKS (Cost $538,294,306)		649,746,524

CLOSED-END FUNDS-0.2%
128,000	Eaton Vance Risk-Managed Diversified Equity Income Fund	1,312,000
11,500	Nuveen Ohio Quality Income Municipal Fund, Inc.	208,265
50,000	Nuveen Premium Income Municipal Fund 2	772,000

TOTAL CLOSED-END FUNDS (Cost $2,154,172)		2,292,265

See Notes to Financial Statements.
10	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2012

Shares or Principal Amount		Value
EXCHANGE TRADED FUNDS-0.9%
50,000	iShares® Cohen & Steers Realty Majors Index Fund	$3,932,000
45,000	iShares® MSCI Canada Index Fund	1,162,800
20,000	iShares® MSCI Indonesia Investable Market Index Fund	573,600
32,900	iShares® MSCI New Zealand Investable Market Index Fund	953,771
193,000	iShares® MSCI Singapore Index Fund	2,377,760
12,000	iShares® MSCI South Korea Index Fund	657,720
10,000	iShares® S&P® National Municipal Bond Fund	1,100,700
5,000	iShares® Silver Trust Index Fund*	133,250
122,900	SPDR® Nuveen Barclays Capital Short Term Municipal Bond ETF	3,002,447

TOTAL EXCHANGE TRADED FUNDS (Cost $13,429,084)		13,894,048

PREFERRED STOCKS-0.0%(a)
	Financial-0.0%(a)
8,000	General Electric Capital Corp., 6.000%	206,160

TOTAL PREFERRED STOCKS (Cost $197,406)		206,160

CORPORATE BONDS-9.4%
	Basic Materials-0.8%
$5,000,000	BHP Billiton Finance USA, Ltd., 1.000%, 2/24/15	5,009,210
5,000,000	E.I. du Pont de Nemours & Co., 2.750%, 4/1/16	5,314,405
1,500,000	E.I. du Pont de Nemours & Co., 5.750%, 3/15/19	1,834,963

		12,158,578

	Communications-0.3%
5,000,000	BellSouth Corp., 5.200%, 9/15/14	5,441,930

	Consumer, Cyclical-0.6%
785,000	McDonald’s Corp., 5.700%, 2/1/39	1,023,997
5,000,000	The Home Depot, Inc., 5.950%, 4/1/41	6,514,340
2,000,000	Wal-Mart Stores, Inc., 5.250%, 9/1/35	2,423,638

		9,961,975

	Consumer, Non-cyclical-1.7%
5,000,000	Colgate-Palmolive Co., 3.150%, 8/5/15	5,381,110
5,475,000	Johnson & Johnson, 4.500%, 9/1/40	6,441,431
5,000,000	PepsiCo, Inc., 0.800%, 8/25/14	5,018,975
3,000,000	The Hershey Co., 4.125%, 12/1/20	3,367,461
5,465,000	Wyeth LLC, 5.500%, 2/15/16	6,326,371

		26,535,348

	Energy-1.5%
5,000,000	Apache Corp., 3.250%, 4/15/22	5,225,335
5,000,000	BP Capital Markets PLC, 3.245%, 5/6/22	5,181,305
5,000,000	Occidental Petroleum Corp., 1.750%, 2/15/17	5,086,620
5,000,000	Shell International Finance BV, 6.375%, 12/15/38	7,084,960

		22,578,220

	Financial-3.1%
5,000,000	Aflac, Inc., 2.650%, 2/15/17	5,117,755
5,000,000	Bank of America Corp., 5.100%, 4/27/16(b)	4,864,725
5,000,000	Berkshire Hathaway, Inc., 3.750%, 8/15/21	5,338,035
5,000,000	Citigroup, Inc., 4.450%, 1/10/17	5,243,360
4,000,000	General Electric Capital Corp., 0.967%, 2/6/14(b)	3,997,576

See Notes to Financial Statements.
Annual Report | June 30, 2012	11

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2012

Shares or Principal Amount		Value
	Financial (continued)
$2,000,000	General Electric Capital Corp., 6.875%, 1/10/39	$2,583,468
5,000,000	Morgan Stanley, 4.750%, 3/22/17	4,991,095
5,000,000	Morgan Stanley & Co., 3.450%, 11/2/15	4,842,470
5,000,000	National City Corp., 4.900%, 1/15/15	5,438,460
5,000,000	UBS AG, 5.875%, 12/20/17	5,587,660

		48,004,604

	Industrial-0.2%
1,000,000	Caterpillar, Inc., 7.900%, 12/15/18	1,349,229
1,000,000	Caterpillar, Inc., 8.250%, 12/15/38	1,620,800

		2,970,029

	Technology-0.8%
5,000,000	Hewlett-Packard Co., 3.750%, 12/1/20	4,989,150
3,000,000	International Business Machines Corp., 1.950%, 7/22/16	3,087,297
3,700,000	Microsoft Corp., 5.200%, 6/1/39	4,605,468

		12,681,915

	Utilities-0.4%
5,000,000	Florida Power Corp., 5.800%, 9/15/17	6,011,900

TOTAL CORPORATE BONDS (Cost $141,642,494)		146,344,499

MORTGAGE BACKED SECURITIES-1.3%
	Federal National Mortgage Association-0.7%
4,886,774	3.000%, 3/1/27	5,129,294
4,915,889	3.000%, 4/1/27	5,174,450

		10,303,744

	Government National Mortgage Association-0.6%
8,882,049	4.000%, 12/20/40, Pool #4882	9,720,195

TOTAL MORTGAGE BACKED SECURITIES (Cost $19,189,941)		20,023,939

U.S. GOVERNMENT AGENCIES-3.7%
	Federal Farm Credit Banks-1.9%
15,000,000	0.390%, 6/12/14	15,000,195
4,000,000	0.860%, 10/2/15	4,000,152
10,000,000	1.070%, 4/11/16	10,002,000

		29,002,347

	Federal Government Loan Mortgage Corporation-0.3%
4,988,426	3.500%, 5/1/42	5,239,863

	Federal Home Loan Banks-0.6%
8,750,000	0.500%, 10/13/15 (c)	8,750,700

	Federal Home Loan Mortgage Corporation-0.6%
9,353,451	3.000%, 11/1/26	9,801,874

See Notes to Financial Statements.
12	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2012

Shares or Principal Amount		Value
	United States Department of Housing and Urban Development-0.3%
$5,000,000	2.050%, 8/1/19	$5,183,850

TOTAL U.S. GOVERNMENT AGENCIES (Cost $57,565,846)		57,978,634

U.S. TREASURY BONDS & NOTES-34.9%
	U.S. Treasury Bonds-5.0%
35,000,000	3.500%, 2/15/39	40,550,790
31,000,000	3.750%, 8/15/41	37,447,039

		77,997,829

	U.S. Treasury Inflation Indexed Notes-3.7%
15,663,863	2.500%, 7/15/16	17,941,247
18,119,805	1.625%, 1/15/18	20,693,379
15,960,749	1.375%, 1/15/20	18,574,322

		57,208,948

	U.S. Treasury Notes-26.2%
59,300,000	3.875%, 2/15/13	60,652,752
50,000,000	1.125%, 6/15/13	50,414,050
35,000,000	2.625%, 12/31/14	36,966,020
20,000,000	2.000%, 1/31/16	21,050,000
30,000,000	1.000%, 9/30/16	30,478,140
58,000,000	4.625%, 2/15/17	68,353,928
15,400,000	3.500%, 2/15/18	17,628,195
70,000,000	2.750%, 2/15/19	77,738,290
15,000,000	3.500%, 5/15/20	17,535,930
25,000,000	2.125%, 8/15/21	26,298,825

		407,116,130

TOTAL U.S. TREASURY BONDS & NOTES (Cost $507,571,300)		542,322,907

FOREIGN BONDS-3.3%
	Australia Government-0.8%
AUD 10,000,000	5.250%, 3/15/19	11,798,186

	Canada Government-0.7%
CAD 5,000,000	3.750%, 6/1/19	5,646,940
CAD 5,000,000	3.500%, 6/1/20	5,621,010

		11,267,950

	International Bank for Reconstruction & Development-0.3%
TRY 8,000,000	10.250%, 8/24/12	4,427,979

	Netherlands Government-0.3%
EUR 3,000,000	4.000%, 7/15/19	4,375,642

	Norway Government-0.3%
NOK 21,000,000	4.500%, 5/22/19	4,166,286

	Queensland Treasury Corp.-0.3%
AUD 5,000,000	6.000%, 10/14/15	5,568,298

See Notes to Financial Statements.
Annual Report | June 30, 2012	13

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2012

Shares or Principal Amount		Value
	Sweden Government-0.6%
SEK 52,000,000	5.000%, 12/1/20	$9,585,765

TOTAL FOREIGN BONDS (Cost $46,699,274)		51,190,106

MUNICIPAL BONDS-3.4%
	California-0.1%
$1,000,000	Citrus Community College District General Obligation Unlimited Bonds, Series B, 4.750%, 6/1/31	1,052,640

	Colorado-0.1%
1,000,000	Adams County School District No. 14 General Obligation Unlimited Bonds, 5.000%, 12/1/26	1,114,710

	Connecticut-0.4%
5,350,000	State of Connecticut, Series B, 5.000%, 11/1/25	6,392,020

	Florida-0.1%
1,000,000	Florida State Board of Education Capital Outlay General Obligation Bonds, Series D, 5.000%, 6/1/38	1,113,560

	Georgia-0.2%
3,000,000	State of Georgia General Obligation Unlimited Bonds, Series B, 4.500%, 1/1/29	3,357,330

	Illinois-0.1%
500,000	Kane & DeKalb Counties Community Unit School District No. 302 Kaneland General Obligation Unlimited Bonds (School Building), 5.500%, 2/1/28	557,840
1,000,000	Village of Bolingbrook General Obligation Unlimited Bonds, 5.000%, 1/1/37	1,069,160

		1,627,000

	Louisiana-0.1%
1,000,000	East Baton Rouge Sewerage Commission Revenue Bonds, Series A, 5.125%, 2/1/29	1,118,920

	Massachusetts-0.1%
1,000,000	Commonwealth of Massachusetts General Obligation Limited Bonds, Series C, 5.250%, 8/1/22	1,192,190

	Michigan-0.1%
1,000,000	Marysville Public School District General Obligation Unlimited Bonds (School Building & Site), 5.000%, 5/1/32	1,065,070

	Ohio-0.8%
4,620,000	Columbus City School District Taxable Facilities & Improvement Build America Bonds, Series B, 6.150%, 12/1/33	5,060,286
1,100,000	Miamisburg City School District General Obligation Unlimited Bonds (School Facilities Construction & Improvement), 5.000%, 12/1/33	1,192,598
500,000	Mount Healthy City School District General Obligation Unlimited Bonds (School Improvement), 5.000%, 12/1/26	551,745
1,000,000	Ohio State University General Recipients Revenue Bonds, 4.910%, 6/1/40	1,200,560
1,000,000	Ohio State University General Recipients Revenue Bonds, Series A, 5.000%, 12/1/28	1,165,120
500,000	Springboro Community City School District General Obligation Unlimited Bonds, 5.250%, 12/1/23	610,680
1,000,000	State of Ohio General Obligation Unlimited Bonds, Series A, 5.375%, 9/1/28	1,173,170
2,000,000	State of Ohio General Obligation Unlimited Bonds, Series B, 5.000%, 2/1/22	2,146,020

		13,100,179

See Notes to Financial Statements.
14	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2012

Shares or Principal Amount		Value
	Texas-0.6%
$1,000,000	Friendswood Independent School District General Obligation Unlimited Bonds (Schoolhouse), 5.000%, 2/15/37	$1,083,200
1,000,000	Judson Independent School District General Obligation Unlimited Bonds (School Building), 5.000%, 2/1/37	1,073,330
500,000	Lamar Consolidated Independent School District General Obligation Unlimited Bonds (Schoolhouse), 5.000%, 2/15/38	542,075
5,335,000	Port of Houston Authority, 5.000%, 10/1/35	6,188,760
1,000,000	Tyler Independent School District General Obligation Unlimited Bonds (School Building), 5.000%, 2/15/34	1,094,980

		9,982,345

	Washington-0.3%
5,000,000	State of Washington, 4.000%, 2/1/37	5,095,600

	Wisconsin-0.4%
5,000,000	State of Wisconsin, 5.000%, 5/1/25	5,940,400

TOTAL MUNICIPAL BONDS (Cost $49,417,713)		52,151,964

SHORT TERM INVESTMENTS-1.2%
19,217,239	First American Government Obligations Fund, 7-Day Yield 0.016%	19,217,239

TOTAL SHORT TERM INVESTMENTS (Cost $19,217,239)		19,217,239

TOTAL INVESTMENT SECURITIES-100.1% (Cost $1,395,378,775)		1,555,368,285
OTHER LIABILITIES IN EXCESS OF ASSETS-(0.1)%		(1,410,036)

NET ASSETS-100.0%		$1,553,958,249

See Notes to Financial Statements.
Annual Report | June 30, 2012	15

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2012

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments are unaudited.

*	Non-income producing security.
(a)	Less than 0.05% of Net Assets.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2012.
(c)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at June 30, 2012.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by the shareholders

AUD - Australian Dollar

BV - Besloten Vennootschap is the Dutch term for private limited liability company

CAD - Canadian Dollar

ETF - Exchange Traded Fund

EUR - Euro

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

MSCI - Morgan Stanley Capital International

NOK - Norwegian Krone

PLC - Public Limited Company

REIT - Real Estate Investment Trust

S&P - Standard & Poor’s

SEK - Swedish Krona

SPDR - Standard & Poor’s Depositary Receipts

TRY - New Turkish Lira

Foreign Bonds Securities Allocation
% of Net Assets
Asia - Pacific	1.1%
Europe	1.2%
Europe - Euro	0.3%
North America	0.7%

3.3%

See Notes to Financial Statements.
16	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments
June 30, 2012

Shares		Value
COMMON STOCKS-95.2%
	Basic Materials-10.2%
18,325	Aceto Corp.	$165,475
147,555	Buckeye Technologies, Inc.	4,203,842
2,120	Great Northern Iron Ore Properties	160,208
91,635	Innophos Holdings, Inc.	5,173,712
68,855	Innospec, Inc.*	2,038,797
54,906	Material Sciences Corp.*	450,229
24,214	Neenah Paper, Inc.	646,272
37,760	PH Glatfelter Co.	618,131
8,360	Universal Stainless & Alloy*	343,596

		13,800,262

	Consumer, Cyclical-11.8%
50,250	1-800-Flowers.com, Inc., Class A*	175,372
113,370	The Cato Corp., Class A	3,453,250
73,510	Dorman Products, Inc.*	1,844,366
22,270	Fiesta Restaurant Group, Inc.*	294,632
13,520	Flexsteel Industries, Inc.	267,426
40,720	Fred’s, Inc., Class A	622,609
27,630	Friedman Industries, Inc.	280,997
173,025	LeapFrog Enterprises, Inc.*	1,775,236
27,625	Luby’s, Inc.*	185,087
106,350	Myers Industries, Inc.	1,824,966
41,230	PC Connection, Inc.	437,863
46,000	Pool Corp.	1,861,160
30,245	Rocky Brands, Inc.*	398,932
141,845	Sinclair Broadcast Group, Inc., Class A	1,285,116
14,770	Susser Holdings Corp.*	549,001
43,325	Town Sports International Holdings, Inc.*	575,789

		15,831,802

	Consumer, Non-cyclical-12.8%
6,125	Alico, Inc.	187,058
97,655	Bridgepoint Education, Inc.*	2,128,879
49,340	Carriage Services, Inc.	410,509
14,800	Dollar Thrifty Automotive Group, Inc.*	1,198,208
44,280	Elizabeth Arden, Inc.*	1,718,507
74,120	Helen of Troy, Ltd.*	2,511,927
61,660	Hi-Tech Pharmacal Co., Inc.*	1,997,784
109,195	LifePoint Hospitals, Inc.*	4,474,811
65,645	Metropolitan Health Networks, Inc.*	628,223
9,195	Nature’s Sunshine Products, Inc.	138,844
22,050	Pozen, Inc.*	137,592
64,235	Sciclone Pharmaceuticals, Inc.*	450,287
16,600	The Toro Co.	1,216,614

		17,199,243

	Energy-8.1%
12,180	Adams Resources & Energy, Inc.	510,586
101,340	Delek US Holdings, Inc.	1,782,571
73,825	Energy Partners Ltd.*	1,247,642
25,876	Mitcham Industries, Inc.*	439,116
11,035	REX American Resources Corp.*	215,403
81,480	Stone Energy Corp.*	2,064,703

See Notes to Financial Statements.
Annual Report | June 30, 2012	17

Schedule of Investments	James Small Cap Fund
June 30, 2012

Shares		Value
	Energy (continued)
84,390	Sunoco Logistics Partners LP	$3,060,825
47,113	TGC Industries, Inc.*	457,467
30,940	Transmontaigne Partners LP	1,029,064
8,950	Whiting USA Trust I	158,505

		10,965,882

	Financial-13.6%
8,275	Altisource Portfolio Solutions SA*	605,978
124,660	American Financial Group, Inc.	4,890,412
11,090	Arlington Asset Investment Corp., Class A	240,764
8,600	BofI Holding, Inc.*	169,936
72,649	Capital Trust, Inc., Class A, REIT*	209,229
18,100	Coinstar, Inc.*	1,242,746
17,235	ePlus, Inc.*	557,552
6,200	Federal Agricultural Mortgage Corp., Class C	162,626
20,370	MainSource Financial Group, Inc.	240,977
96,980	Nelnet, Inc., Class A	2,230,540
16,305	Nicholas Financial, Inc.	209,030
16,340	Peoples Bancorp, Inc.	359,153
144,725	Rent-A-Center, Inc.	4,883,022
43,475	Southside Bancshares, Inc.	977,318
20,920	World Acceptance Corp.*	1,376,536

		18,355,819

	Industrial-13.9%
81,145	Alamo Group, Inc.	2,545,519
28,410	Amerco, Inc.	2,556,048
25,975	Ballantyne Strong, Inc.*	155,071
33,850	Blyth, Inc.	1,169,856
24,925	Franklin Electric Co. Inc	1,274,415
30,005	Littelfuse, Inc.	1,706,984
13,720	Miller Industries, Inc.	218,560
15,785	Park-Ohio Holdings Corp.*	300,388
9,065	Standex International Corp.	385,897
28,275	StealthGas, Inc.*	164,278
166,247	Sturm Ruger & Co., Inc.	6,674,817
61,620	Trimas Corp.*	1,238,562
19,264	UFP Technologies, Inc.*	325,562

		18,715,957

	Technology-10.3%
37,500	Datalink Corp.*	358,125
142,525	Deluxe Corp.	3,554,573
6,145	Formula Systems 1985 Ltd., Sponsored ADR*	100,839
22,435	Intersections, Inc.	355,595
52,125	Lionbridge Technologies, Inc.*	164,194
119,025	Mentor Graphics Corp.*	1,785,375
32,700	Nova Measuring Instruments Ltd.*	285,144
52,630	SYNNEX Corp.*	1,815,209
7,395	Tessco Technologies, Inc.	163,060
87,150	Triumph Group, Inc.	4,903,930
29,580	USA Mobility, Inc.	380,399

		13,866,443

See Notes to Financial Statements.
18	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments
June 30, 2012

Shares		Value
	Utilities-14.5%
115,550	Cleco Corp.	$4,833,457
143,445	El Paso Electric Co.	4,756,636
45,605	HickoryTech Corp.	506,672
56,140	The Laclede Group, Inc.	2,234,933
65,995	NorthWestern Corp.	2,422,016
32,240	PNM Resources, Inc.	629,970
130,635	Portland General Electric Co.	3,482,729
15,000	UIL Holdings Corp.	537,900
81,850	Vonage Holdings Corp.*	164,518

		19,568,831

TOTAL COMMON STOCKS (Cost $108,292,435)		128,304,239

SHORT TERM INVESTMENTS-1.8%
2,369,463	First American Government Obligations Fund, 7-Day Yield 0.016%	2,369,463

TOTAL SHORT TERM INVESTMENTS (Cost $2,369,463)		2,369,463

TOTAL INVESTMENT SECURITIES-97.0% (Cost $110,661,898)		130,673,702
OTHER ASSETS IN EXCESS OF LIABILITIES-3.0%		4,053,338

NET ASSETS-100.0%		$134,727,040

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments are unaudited.

*	Non-income producing security.

ADR - American Depositary Receipt

LP - Limited Partnership

Ltd. - Limited

REIT - Real Estate Investment Trust

SA - Generally designates corporations in various countries, mostly those employing the civil law

See Notes to Financial Statements.
Annual Report | June 30, 2012	19

Schedule of Investments	James Mid Cap Fund
June 30, 2012

Shares		Value
COMMON STOCKS-91.0%
	Basic Materials-9.7%
5,000	Buckeye Technologies, Inc.	$142,450
4,125	Domtar Corp.	316,429
5,150	FMC Corp.	275,422
5,000	Innophos Holdings, Inc.	282,300
15,500	PolyOne Corp.	212,040

		1,228,641

	Consumer, Cyclical-12.7%
8,250	Alaska Air Group, Inc.*	296,175
2,300	Dillard’s, Inc., Class A	146,464
14,450	Dollar Tree, Inc.*	777,410
6,500	Foot Locker, Inc.	198,770
15,500	RR Donnelley & Sons Co.	182,435

		1,601,254

	Consumer, Non-cyclical-13.6%
4,125	Ingredion, Inc.	204,270
10,325	LifePoint Hospitals, Inc.*	423,118
125	Seaboard Corp.*	266,623
3,200	The Toro Co.	234,528
7,225	Tupperware Brands Corp.	395,641
10,325	Tyson Foods, Inc., Class A	194,420

		1,718,600

	Energy-10.2%
2,600	Diamond Offshore Drilling, Inc.	153,738
8,250	HollyFrontier Corp.	292,298
10,000	Stone Energy Corp.*	253,400
5,850	Targa Resources Partners LP	208,552
9,300	Tesoro Corp.*	232,128
4,125	World Fuel Services Corp.	156,874

		1,296,990

	Financial-13.7%
8,775	American Financial Group, Inc.	344,243
12,900	Brookfield Office Properties, Inc.	224,718
4,125	Home Properties, Inc., REIT	253,110
11,350	Nelnet, Inc., Class A	261,050
6,825	Protective Life Corp.	200,723
13,425	Rent-A-Center, Inc.	452,960

		1,736,804

	Industrial-12.1%
7,225	AGCO Corp.*	330,399
3,000	Amerco, Inc.	269,910
7,750	Jarden Corp.	325,655
6,700	Timken Co.	306,793
8,250	TRW Automotive Holdings Corp.*	303,270

		1,536,027

	Technology-9.9%
34,525	Amkor Technology, Inc.*	168,482

See Notes to Financial Statements.
20	www.jamesfunds.com

James Mid Cap Fund	Schedule of Investments
June 30, 2012

Shares		Value
	Technology (continued)
7,750	Arrow Electronics, Inc.*	$254,277
13,950	Deluxe Corp.	347,913
3,100	Lexmark International, Inc., Class A	82,398
25,500	LSI Corp.*	162,435
4,125	Triumph Group, Inc.	232,114

		1,247,619

	Utilities-9.1%
15,550	CMS Energy Corp.	365,425
4,975	DTE Energy Co.	295,167
6,000	NorthWestern Corp.	220,200
8,000	Portland General Electric Co.	213,280
25,825	Vonage Holdings Corp.*	51,908

		1,145,980

TOTAL COMMON STOCKS (Cost $9,877,404)		11,511,915

EXCHANGE TRADED FUNDS-1.9%
3,100	iShares® Cohen & Steers Realty Majors Index Fund	243,784

TOTAL EXCHANGE TRADED FUNDS (Cost $217,510)		243,784

SHORT TERM INVESTMENTS-7.6%
963,246	First American Government Obligations Fund, 7-Day Yield 0.016%	963,246

TOTAL SHORT TERM INVESTMENTS (Cost $963,246)		963,246

TOTAL INVESTMENT SECURITIES-100.5% (Cost $11,058,160)		12,718,945
OTHER LIABILITIES IN EXCESS OF ASSETS-(0.5)%		(61,753)

NET ASSETS-100.0%		$12,657,192

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments are unaudited.

*	Non-income producing security.

LP - Limited Partnership

REIT - Real Estate Investment Trust

See Notes to Financial Statements.
Annual Report | June 30, 2012	21

Schedule of Investments	James Micro Cap Fund
June 30, 2012

Shares		Value
COMMON STOCKS-93.6%
	Basic Materials-10.9%
11,420	Aceto Corp.	$103,123
1,340	Great Northern Iron Ore Properties	101,264
34,277	Material Sciences Corp.*	281,071
15,085	Neenah Paper, Inc.	402,619
5,220	Universal Stainless & Alloy*	214,542

		1,102,619

	Consumer, Cyclical-19.5%
31,340	1-800-Flowers.com, Inc., Class A*	109,377
13,920	Fiesta Restaurant Group, Inc.*	184,162
8,425	Flexsteel Industries, Inc.	166,647
18,530	Friedman Industries, Inc.	188,450
17,220	Luby’s, Inc.*	115,374
25,715	PC Connection, Inc.	273,093
18,853	Rocky Brands, Inc.*	248,671
9,202	Susser Holdings Corp.*	342,038
27,060	Town Sports International Holdings, Inc.*	359,627

		1,987,439

	Consumer, Non-cyclical-12.0%
3,800	Alico, Inc.	116,052
30,781	Carriage Services, Inc.	256,098
40,975	Metropolitan Health Networks, Inc.*	392,131
5,760	Nature’s Sunshine Products, Inc.	86,976
13,740	Pozen, Inc.*	85,737
40,060	Sciclone Pharmaceuticals, Inc.*	280,821

		1,217,815

	Energy-10.9%
7,620	Adams Resources & Energy, Inc.	319,430
16,161	Mitcham Industries, Inc.*	274,252
6,900	REX American Resources Corp.*	134,688
29,369	TGC Industries, Inc.*	285,173
5,580	Whiting USA Trust I	98,822

		1,112,365

	Financial-15.0%
6,900	Arlington Asset Investment Corp., Class A	149,799
5,360	BofI Holding, Inc.*	105,914
45,340	Capital Trust, Inc., Class A, REIT*	130,579
16,490	ePlus, Inc.*	533,451
3,860	Federal Agricultural Mortgage Corp., Class C	101,248
12,720	MainSource Financial Group, Inc.	150,478
10,202	Nicholas Financial, Inc.	130,790
10,180	Peoples Bancorp, Inc.	223,756

		1,526,015

	Industrial-11.1%
16,200	Ballantyne Strong, Inc.*	96,714
8,565	Miller Industries, Inc.	136,440
9,860	Park-Ohio Holdings Corp.*	187,636
5,665	Standex International Corp.	241,159
17,620	StealthGas, Inc.*	102,372

See Notes to Financial Statements.
22	www.jamesfunds.com

James Micro Cap Fund	Schedule of Investments
June 30, 2012

Shares		Value
	Industrial (continued)
4,130	Sturm Ruger & Co., Inc.	$165,820
12,004	UFP Technologies, Inc.*	202,868

		1,133,009

	Technology-10.1%
23,420	Datalink Corp.*	223,661
11,895	Formula Systems 1985 Ltd., Sponsored ADR*	195,197
13,980	Intersections, Inc.	221,583
32,500	Lionbridge Technologies, Inc.*	102,375
20,410	Nova Measuring Instruments Ltd.*	177,975
4,620	Tessco Technologies, Inc.	101,871

		1,022,662

	Utilities-4.1%
28,480	HickoryTech Corp.	316,413
51,040	Vonage Holdings Corp.*	102,590

		419,003

TOTAL COMMON STOCKS (Cost $7,886,457)		9,520,927

SHORT TERM INVESTMENTS-6.1%
616,890	First American Government Obligations Fund, 7-Day Yield 0.016%	616,890

TOTAL SHORT TERM INVESTMENTS (Cost $616,890)		616,890

TOTAL INVESTMENT SECURITIES-99.7% (Cost $8,503,347)		10,137,817
OTHER ASSETS IN EXCESS OF LIABILITIES-0.3%		34,996

NET ASSETS-100.0%		$10,172,813

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments are unaudited.

*	Non- income producing security.

ADR - American Depositary Receipt

Ltd. - Limited

REIT - Real Estate Investment Trust

See Notes to Financial Statements.
Annual Report | June 30, 2012	23

Schedule of Investments	James Long-Short Fund
June 30, 2012

Shares		Value
COMMON STOCKS-99.4%
	Basic Materials-9.0%
10,680	Buckeye Technologies, Inc.(a)	$304,273
2,830	Freeport-McMoRan Copper & Gold, Inc.(a)	96,418
8,825	The Goodyear Tire & Rubber Co.*	104,223
5,715	Innophos Holdings, Inc.(a)	322,669

		827,583

	Consumer, Cyclical-16.3%
2,900	Alaska Air Group, Inc.*	104,110
1,005	AutoZone, Inc.*(a)	369,006
3,010	Dillard’s, Inc., Class A(a)	191,677
6,230	Dollar Tree, Inc.*(a)	335,174
6,970	Fred’s, Inc., Class A	106,571
9,295	Sinclair Broadcast Group, Inc., Class A(a)	84,212
2,750	Viacom, Inc., Class A(a)	140,195
2,265	Wal-Mart Stores, Inc.	157,916

		1,488,861

	Consumer, Non-cyclical-16.7%
5,605	Eli Lilly & Co.(a)	240,511
5,665	Helen of Troy, Ltd.*(a)	191,987
3,360	Hi-Tech Pharmacal Co., Inc.*	108,864
10,985	Pfizer, Inc.(a)	252,655
2,750	The Toro Co.(a)	201,547
5,350	UnitedHealth Group, Inc.(a)	312,975
3,400	WellPoint, Inc.(a)	216,886

		1,525,425

	Energy-13.7%
840	Apache Corp.	73,828
3,005	Chevron Corp.(a)	317,027
16,435	Flotek Industries, Inc.*	153,503
5,925	HollyFrontier Corp.(a)	209,923
16,800	Parker Drilling Co.*	75,768
8,290	Stone Energy Corp.*	210,069
8,770	Tesoro Corp.*	218,899

		1,259,017

	Financial-13.7%
6,050	Annaly Capital Management, Inc., REIT	101,519
2,760	Brookfield Office Properties, Inc.	48,079
7,635	Capital One Financial Corp.(a)	417,329
3,000	CBL & Associates Properties, Inc., REIT	58,620
11,805	Fifth Third Bancorp	158,187
3,260	PNC Financial Services Group, Inc.(a)	199,219
5,425	Protective Life Corp.	159,549
4,926	Southside Bancshares, Inc.	110,737

		1,253,239

	Industrial-9.1%
1,380	Amerco, Inc.(a)	124,159
2,215	Cascade Corp.	104,216
3,335	Littelfuse, Inc.(a)	189,728
830	NACCO Industries, Inc., Class A	96,487

See Notes to Financial Statements.
24	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments
June 30, 2012

Shares		Value
	Industrial (continued)
6,465	Sturm Ruger & Co., Inc.	$259,570
1,265	Timken Co.	57,924

		832,084

	Technology-7.8%
6,955	Deluxe Corp.(a)	173,458
4,020	Intel Corp.(a)	107,133
8,595	Kulicke & Soffa Industries, Inc.*	76,667
1,355	Lockheed Martin Corp.(a)	117,993
5,975	Symantec Corp.*(a)	87,295
2,725	Triumph Group, Inc.	153,336

		715,882

	Utilities-13.1%
4,325	AT&T, Inc.(a)	154,230
6,295	BCE, Inc.(a)	259,354
1,835	DTE Energy Co.	108,871
6,310	Exelon Corp.(a)	237,382
5,425	PNM Resources, Inc.	106,005
9,690	Portland General Electric Co.(a)	258,335
39,340	Vonage Holdings Corp.*	79,073

		1,203,250

TOTAL COMMON STOCKS (Cost $8,555,479)		9,105,341

SHORT TERM INVESTMENTS-2.8%
258,791	First American Government Obligations Fund, 7-Day Yield 0.016%	258,791

TOTAL SHORT TERM INVESTMENTS (Cost $258,791)		258,791

TOTAL INVESTMENT SECURITIES-102.2% (Cost $8,814,270)		9,364,132
SEGREGATED CASH WITH BROKERS-44.6%(a)		4,085,139
SECURITIES SOLD SHORT-(46.8)% (Proceeds $4,222,613)		(4,284,523)
OTHER LIABILITIES IN EXCESS OF ASSETS-(0.1)%		(5,184)

NET ASSETS-100.0%		$9,159,564

Shares		Value
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS-(46.7)%
	Basic Materials-(2.7)%
(2,230)	Braskem SA, Sponsored ADR	$(29,681)
(4,665)	Ivanhoe Mines, Ltd.	(45,157)
(8,330)	Novagold Resources, Inc.	(43,983)
(3,050)	Quanex Building Products Corp.	(54,534)
(3,064)	Seabridge Gold, Inc.	(44,397)
(2,319)	Solazyme, Inc.	(32,234)

		(249,986)

See Notes to Financial Statements.
Annual Report | June 30, 2012	25

Schedule of Investments	James Long-Short Fund
June 30, 2012

Shares		Value
	Consumer, Cyclical-(3.7)%
(230)	Amazon.com, Inc.	$(52,521)
(1,920)	Arcos Dorados Holdings, Inc., Class A	(28,378)
(2,000)	Caesars Entertainment Corp.	(22,800)
(1,170)	Home Inns & Hotels Management, Inc., ADR	(26,512)
(1,885)	JC Penney Co., Inc	(43,939)
(3,850)	Panasonic Corp., Sponsored ADR	(31,185)
(1,920)	Sony Corp., Sponsored ADR	(27,341)
(6,030)	TiVo, Inc.	(49,868)
(1,155)	Vail Resorts, Inc.	(57,842)

		(340,386)

	Consumer, Non-cyclical-(8.0)%
(2,190)	Accretive Health, Inc.	(24,002)
(3,100)	Ariad Pharmaceuticals, Inc.	(53,351)
(1,955)	AVEO Pharmaceuticals, Inc.	(23,773)
(1,630)	BRF - Brasil Foods SA, ADR	(24,760)
(3,140)	Brookdale Senior Living, Inc.	(55,704)
(1,385)	Cepheid, Inc.	(61,979)
(4,518)	DexCom, Inc.	(58,553)
(3,330)	Emeritus Corp.	(56,044)
(3,676)	Endologix, Inc.	(56,757)
(2,739)	Insulet Corp.	(58,532)
(2,260)	K12, Inc.	(52,658)
(2,255)	MAKO Surgical Corp.	(57,751)
(7,450)	Nektar Therapeutics	(60,122)
(6,785)	Rigel Pharmaceuticals, Inc.	(63,100)
(1,245)	Tornier	(27,913)

		(734,999)

	Energy-(6.4)%
(2,955)	BreitBurn Energy Partners LP	(48,994)
(1,170)	Cie Generale de Geophysique - Veritas, ADR	(30,245)
(3,780)	Clean Energy Fuels Corp.	(58,590)
(1,945)	Crestwood Midstream Partners LP	(50,298)
(3,640)	Enerplus Corp.	(46,847)
(1,237)	Ferrellgas Partners LP	(23,342)
(2,920)	Inergy LP	(54,370)
(2,387)	Kosmos Energy, Ltd.	(26,376)
(1,190)	Laredo Petroleum Holdings, Inc.	(24,752)
(2,625)	Matador Resources Co.	(28,193)
(3,030)	Pacific Drilling SA	(25,785)
(7,095)	Pengrowth Energy Corp.	(45,195)
(3,835)	Penn West Petroleum, Ltd.	(51,351)
(2,555)	Subsea 7, Sponsored ADR	(50,359)
(1,740)	SunCoke Energy, Inc.	(25,491)

		(590,188)

	Financial-(3.6)%
(1,190)	Air Lease Corp.	(23,074)
(745)	CIT Group, Inc.	(26,552)
(1,280)	Credit Suisse Group, Sponsored ADR	(23,462)
(2,050)	Evercore Partners, Inc., Class A	(47,950)
(1,220)	Financial Engines, Inc.	(26,169)
(3,140)	Getty Realty Corp., REIT	(60,131)
(5,050)	Old Republic International Corp.	(41,865)
(345)	Virtus Investment Partners, Inc.	(27,945)

		(328,246)

	Industrial-(3.8)%
(895)	Embraer SA, ADR	(23,744)

See Notes to Financial Statements.
26	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments
June 30, 2012

Shares		Value
	Industrial (continued)
(1,435)	Gulfmark Offshore, Inc., Class A	$(48,847)
(3,590)	Mobile Mini, Inc.	(51,696)
(3,971)	Nordic American Tanker Shipping, Ltd.	(53,887)
(865)	Tesla Motors, Inc.	(27,066)
(1,585)	Texas Industries, Inc.	(61,831)
(2,088)	Westport Innovations, Inc.	(76,734)

		(343,805)

	Technology-(17.0)%
(1,403)	Acme Packet, Inc.	(26,166)
(1,395)	Aixtron SE, Sponsored ADR	(19,962)
(4,655)	Allscripts Healthcare Solutions, Inc.	(50,879)
(1,940)	Angie’s List, Inc.	(30,730)
(896)	BioMarin Pharmaceutical, Inc.	(35,464)
(1,865)	Bottomline Technologies, Inc.	(33,663)
(1,355)	Cavium, Inc.	(37,940)
(1,346)	Cree, Inc.	(34,552)
(4,708)	Dendreon Corp.	(34,839)
(3,300)	Exact Sciences Corp.	(35,376)
(1,245)	Fusion-io, Inc.	(26,008)
(850)	Groupon, Inc.	(9,035)
(4,300)	Halozyme Therapeutics, Inc.	(38,098)
(2,348)	Human Genome Sciences, Inc.	(30,829)
(925)	Imperva, Inc.	(26,659)
(5,160)	Infinera Corp.	(35,294)
(3,174)	InterMune, Inc.	(37,929)
(2,585)	InvenSense, Inc.	(29,211)
(2,050)	Ironwood Pharmaceuticals, Inc.	(28,249)
(3,270)	Isis Pharmaceuticals, Inc.	(39,240)
(3,165)	Ixia	(38,043)
(3,300)	JDS Uniphase Corp.	(36,300)
(1,575)	Jive Software, Inc.	(33,059)
(1,889)	Juniper Networks, Inc.	(30,810)
(69)	Koninklijke Philips Electronics NV	(1,357)
(3,640)	LG Display Co., Ltd., ADR	(34,398)
(775)	LogMeIn, Inc.	(23,653)
(530)	Loral Space & Communications, Inc.	(35,696)
(5,840)	Micron Technology, Inc.	(36,850)
(700)	NetSuite, Inc.	(38,339)
(2,915)	NII Holdings, Inc.	(29,820)
(2,125)	Optimer Pharmaceuticals, Inc.	(32,980)
(1,135)	QLIK Technologies, Inc.	(25,106)
(1,130)	Quality Systems, Inc.	(31,086)
(2,010)	Riverbed Technology, Inc.	(32,462)
(1,355)	Rovi Corp.	(26,585)
(242)	Salesforce.com, Inc.	(33,459)
(2,103)	ServiceSource International, Inc.	(29,127)
(1,246)	Shutterfly, Inc.	(38,240)
(624)	Sina Corp.	(32,329)
(2,875)	Take-Two Interactive Software, Inc.	(27,198)
(1,360)	Tangoe, Inc.	(28,982)
(2,490)	Tessera Technologies, Inc.	(38,271)
(3,835)	Trina Solar, Ltd., Sponsored ADR	(24,391)
(1,160)	Universal Display Corp.	(41,690)
(790)	ViaSat, Inc.	(29,838)
(3,365)	VimpelCom, Ltd., Sponsored ADR	(27,290)

See Notes to Financial Statements.
Annual Report | June 30, 2012	27

Schedule of Investments	James Long-Short Fund
June 30, 2012

Shares		Value
	Technology (continued)
(1,390)	WebMD Health Corp.	$(28,509)
(1,114)	Youku, Inc., ADR	(24,152)
(4,050)	Zynga, Inc., Class A	(22,032)

		(1,552,175)

	Utilities-(1.5)%
(1,851)	Atlantic Power Corp.	(23,711)
(3,565)	Comstock Resources, Inc.	(58,537)
(1,085)	EQT Corp.	(58,189)

		(140,437)

TOTAL COMMON STOCKS SOLD SHORT		(4,280,222)

RIGHTS-(0.1)%
(4,665)	Ivanhoe Mines, Ltd., Strike Price: $7.00, Expiring: 07/18/12	(4,301)

TOTAL RIGHTS SOLD SHORT		(4,301)

TOTAL SECURITIES SOLD SHORT-(46.8)% (Proceeds $4,222,613)		$(4,284,523)

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments are unaudited.

*	Non-income producing security.
(a)

Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $3,840,155 and cash equivalents of $4,085,139.

ADR - American Depositary Receipt

LP - Limited Partnership

Ltd. - Limited

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation

REIT - Real Estate Investment Trust

SA - Generally designates corporations in various countries, mostly those employing the civil law

See Notes to Financial Statements.
28	www.jamesfunds.com

James Advantage Funds	Statements of Assets and Liabilities
June 30, 2012

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund

ASSETS:

Investment securities:
At cost	$1,395,378,775	$110,661,898	$11,058,160	$8,503,347	$8,814,270
At value	$1,555,368,285	$130,673,702	$12,718,945	$10,137,817	$9,364,132

Segregated cash with brokers	–	–	–	–	4,085,139
Cash	67,116	–	1,536	–	295
Dividends and interest receivable	9,331,447	148,248	17,492	11,784	12,811
Receivable for securities sold	2,562,407	17,670,670	–	–	–
Receivable for capital shares sold	2,108,661	468,547	–	35,000	–
Other assets	72,696	–	–	–	–

Total Assets	1,569,510,612	148,961,167	12,737,973	10,184,601	13,462,377

LIABILITIES:

Payable for securities sold short (proceeds $4,222,613)	–	–	–	–	4,284,523
Payable for dividends on securities sold short	–	–	–	–	6,678
Payable for capital shares redeemed	2,930,732	256,766	65,542	–	–
Payable for securities purchased	11,158,148	13,810,738	–	–	–
Accrued expenses:
Management fees	879,202	138,722	12,695	11,788	9,752
12b-1 distribution and service fees	255,326	27,901	2,544	–	1,860
Other payables	328,955	–	–	–	–

Total Liabilities	15,552,363	14,234,127	80,781	11,788	4,302,813

Net Assets	$1,553,958,249	$134,727,040	$12,657,192	$10,172,813	$9,159,564

NET ASSETS CONSIST OF:

Paid-in capital	$1,393,961,237	$157,646,723	$11,197,701	$9,527,218	$9,432,188
Accumulated net investment income/(loss)	64,329	630,546	(432)	(2,197)	(40,345)
Accumulated net realized loss on investments, securities sold short and translation of assets and liabilities denominated in foreign currency	(48,226)	(43,562,033)	(200,862)	(986,678)	(720,231)
Net unrealized appreciation on investments, securities sold short and translation of assets and liabilities denominated in foreign currency	159,980,909	20,011,804	1,660,785	1,634,470	487,952

Net Assets	$1,553,958,249	$134,727,040	$12,657,192	$10,172,813	$9,159,564

See Notes to Financial Statements.
Annual Report | June 30, 2012	29

Statements of Assets and Liabilities	James Advantage Funds
June 30, 2012

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
PRICING OF RETAIL CLASS SHARES(a):

Net assets	$1,249,227,687	$134,727,040	$12,657,192	$10,172,813	$9,159,564
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	59,683,292	5,639,273	1,183,798	868,849	917,088
Net assets value, offering price and redemption price per share	$20.93	$23.89	$10.69	$11.71	$9.99

PRICING OF INSTITUTIONAL CLASS SHARES:

Net assets	$304,730,562	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	14,640,068	N/A	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$20.81	N/A	N/A	N/A	N/A

(a)

James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund do not have a share class and will be presented as Retail Class shares throughout this annual report for financial reporting presentation purposes only.

See Notes to Financial Statements.
30	www.jamesfunds.com

James Advantage Funds	Statements of Operations
For the Year Ended June 30, 2012

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
INVESTMENT INCOME:

Dividends (Net of withholding taxes of $161,021, $758, $1,229, $601 and $1,926, respectively)	$13,181,168	$2,679,455	$228,542	$122,387	$184,060
Interest	17,721,190	482	35	46	201
Total Investment Income	30,902,358	2,679,937	228,577	122,433	184,261

EXPENSES:

Management fees	9,317,812	1,602,857	150,225	128,254	97,765
12b-1 distribution and service fees - Retail Class	2,789,901	322,540	31,367	–	20,759
Dividend and interest expense on securities sold short	–	–	–	–	83,720
Administration fee	825,537	–	–	–	–
Interest expense	–	–	–	–	12,144
Custodian fees	132,316	–	–	–	–
Professional fees	166,741	–	–	–	–
Trustee fees	39,417	9,843	6,611	6,524	6,503
Registration fees	203,454	–	–	–	–
Shareholder report printing and mailing	136,616	–	–	–	–
Other expenses	60,516	–	–	–	–
Total Expenses	13,672,310	1,935,240	188,203	134,778	220,891
Net Investment Income/(Loss)	17,230,048	744,697	40,374	(12,345)	(36,630)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:

Net realized gain/(loss) from:
Investments	(501,490)	4,787,214	322,442	(983,050)	(980,855)
Securities sold short	–	–	–	–	269,253
Foreign currency transactions	(93,926)	–	–	–	–
Net change in unrealized appreciation/(depreciation) on investments	36,113,941	(2,924,326)	(1,147,310)	629,089	332,918
Net change in unrealized appreciation on securities sold short	–	–	–	–	50,106
Net change in unrealized depreciation on foreign currency translation	(15,060)	–	–	–	–
Net Realized and Unrealized Gain/(Loss) on Investments	35,503,465	1,862,888	(824,868)	(353,961)	(328,578)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$52,733,513	$2,607,585	$(784,494)	$(366,306)	$(365,208)

See Notes to Financial Statements.
Annual Report | June 30, 2012	31

Statements of Changes in Net Assets	James Balanced: Golden Rainbow Fund

	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011

FROM OPERATIONS:

Net investment income	$17,230,048	$10,987,360
Net realized gain/(loss) from investments and foreign currency transactions	(595,416)	29,817,361
Net change in unrealized appreciation on investments and foreign currency translation	36,098,881	67,441,210
Net Increase in net assets resulting from operations	52,733,513	108,245,931

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class:
From net investment income	(12,661,724)	(9,200,356)
From net realized gain on investments	(15,647,688)	(5,605,358)
Institutional Class:
From net investment income	(3,948,993)	(1,681,618)
From net realized gain on investments	(2,791,260)	(647,555)
Decrease in net assets from distributions to shareholders	(35,049,665)	(17,134,887)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	604,816,423	412,093,247
Net asset value of shares issued in reinvestment of distributions to shareholders	26,684,112	14,012,602
Payments for shares redeemed	(335,396,377)	(142,784,534)
Net increase in net assets from Retail Class capital share transactions	296,104,158	283,321,315

Institutional Class Shares:
Proceeds from shares sold	204,374,890	75,940,296
Net asset value of shares issued in reinvestment of distributions to shareholders	3,955,677	1,372,732
Payments for shares redeemed	(36,726,831)	(16,355,839)
Net increase in net assets from Institutional Class capital share transactions	171,603,736	60,957,189
Total Increase in Net Assets	485,391,742	435,389,548

NET ASSETS:

Beginning of year	1,068,566,507	633,176,959
End of year	$1,553,958,249	$1,068,566,507

Accumulated Net Investment Income	$64,329	$115,561

See Notes to Financial Statements.
32	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	29,231,626	20,626,826
Shares issued in reinvestment of distributions to shareholders	1,304,568	697,794
Shares redeemed	(16,248,512)	(7,175,417)
Net increase in shares outstanding	14,287,682	14,149,203
Shares outstanding, beginning of year	45,395,610	31,246,407
Shares outstanding, end of year	59,683,292	45,395,610

Institutional Class Shares:
Shares sold	9,870,813	3,784,441
Shares issued in reinvestment of distributions to shareholders	193,157	68,068
Shares redeemed	(1,774,556)	(813,206)
Net increase in shares outstanding	8,289,414	3,039,303
Shares outstanding, beginning of year	6,350,654	3,311,351
Shares outstanding, end of year	14,640,068	6,350,654

See Notes to Financial Statements.
Annual Report | June 30, 2012	33

Statements of Changes in Net Assets	James Small Cap Fund

	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011

FROM OPERATIONS:

Net investment income	$744,697	$175,856
Net realized gain from investments	4,787,214	11,460,628
Net change in unrealized appreciation/(depreciation) on investments	(2,924,326)	11,746,072
Net Increase in net assets resulting from operations	2,607,585	23,382,556

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class:
From net investment income	(159,992)	(120,000)
Decrease in net assets from distributions to shareholders	(159,992)	(120,000)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	134,731,715	20,729,996
Net asset value of shares issued in reinvestment of distributions to shareholders	148,116	116,325
Payments for shares redeemed	(84,105,197)	(28,046,892)
Net increase/(decrease) in net assets from Retail Class capital share transactions	50,774,634	(7,200,571)
Total Increase in Net Assets	53,222,227	16,061,985

NET ASSETS:

Beginning of year	81,504,813	65,442,828
End of year	$134,727,040	$81,504,813

Accumulated Net Investment Income/(Loss)	$630,546	$(148,786)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	5,809,465	992,906
Shares issued in reinvestment of distributions to shareholders	6,268	5,446
Shares redeemed	(3,590,131)	(1,322,978)
Net increase/(decrease) in shares outstanding	2,225,602	(324,626)
Shares outstanding, beginning of year	3,413,671	3,738,297
Shares outstanding, end of year	5,639,273	3,413,671

See Notes to Financial Statements.
34	www.jamesfunds.com

James Mid Cap Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011

FROM OPERATIONS:

Net investment income	$40,374	$17,133
Net realized gain from investments	322,442	1,078,644
Net change in unrealized appreciation/(depreciation) on investments	(1,147,310)	2,428,716
Net Increase/(Decrease) in net assets resulting from operations	(784,494)	3,524,493

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class:
From net investment income	(106,000)	(48,621)
Decrease in net assets from distributions to shareholders	(106,000)	(48,621)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	1,692,640	3,641,912
Net asset value of shares issued in reinvestment of distributions to shareholders	101,121	47,281
Payments for shares redeemed	(1,649,016)	(3,259,497)
Net increase in net assets from Retail Class capital share transactions	144,745	429,696
Total Increase/(Decrease) in Net Assets	(745,749)	3,905,568

NET ASSETS:

Beginning of year	13,402,941	9,497,373
End of year	$12,657,192	$13,402,941

Accumulated Net Investment Income/(Loss)	$(432)	$71,646

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	156,783	375,514
Shares issued in reinvestment of distributions to shareholders	9,640	4,434
Shares redeemed	(160,582)	(307,726)
Net increase in shares outstanding	5,841	72,222
Shares outstanding, beginning of year	1,177,957	1,105,735
Shares outstanding, end of year	1,183,798	1,177,957

See Notes to Financial Statements.
Annual Report | June 30, 2012	35

Statements of Changes in Net Assets	James Micro Cap Fund

	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011 (a)

FROM OPERATIONS:

Net investment loss	$(12,345)	$(20,602)
Net realized gain/(loss) from investments	(983,050)	55,986
Net change in unrealized appreciation on investments	629,089	1,005,381
Net Increase/(Decrease) in net assets resulting from operations	(366,306)	1,040,765

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class:
From net realized gain on investments	(40,981)	–
Decrease in net assets from distributions to shareholders	(40,981)	–

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	2,542,578	8,959,456
Net asset value of shares issued in reinvestment of distributions to shareholders	40,846	–
Payments for shares redeemed, net of redemption fees	(1,748,137)	(255,408)
Net increase in net assets from Retail Class capital share transactions	835,287	8,704,048
Total Increase in Net Assets	428,000	9,744,813

NET ASSETS:

Beginning of year	9,744,813	–
End of year	$10,172,813	$9,744,813

Accumulated Net Investment Loss	$(2,197)	$(3,022)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	220,196	839,625
Shares issued in reinvestment of distributions to shareholders	3,928	–
Shares redeemed	(173,160)	(21,740)
Net increase in shares outstanding	50,964	817,885
Shares outstanding, beginning of year	817,885	–
Shares outstanding, end of year	868,849	817,885

(a)	Fund commenced operations on July 1, 2010.

See Notes to Financial Statements.
36	www.jamesfunds.com

James Long-Short Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2012	For the Period Ended June 30, 2011 (a)

FROM OPERATIONS:

Net investment loss	$(36,630)	$(4,002)
Net realized gain/(loss) from investments	(711,602)	2
Net change in unrealized appreciation on investments and securities sold short	383,024	104,928
Net Increase/(Decrease) in net assets resulting from operations	(365,208)	100,928

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class:
From net investment income	(12,000)	–
Decrease in net assets from distributions to shareholders	(12,000)	–

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	2,452,796	10,619,105
Net asset value of shares issued in reinvestment of distributions to shareholders	12,000	–
Payments for shares redeemed	(3,646,342)	(1,715)
Net increase/(decrease) in net assets from Retail Class capital share transactions	(1,181,546)	10,617,390
Total Increase/(Decrease) in Net Assets	(1,558,754)	10,718,318

NET ASSETS:

Beginning of year	10,718,318	–
End of year	$9,159,564	$10,718,318

Accumulated Net Investment Loss	$(40,345)	$–

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	246,899	1,061,053
Shares issued in reinvestment of distributions to shareholders	1,241	–
Shares redeemed	(391,935)	(170)
Net increase/(decrease) in shares outstanding	(143,795)	1,060,883
Shares outstanding, beginning of year	1,060,883	–
Shares outstanding, end of year	917,088	1,060,883

(a)	Fund commenced operations on May 23, 2011.

See Notes to Financial Statements.
Annual Report | June 30, 2012	37

Financial Highlights	James Balanced: Golden Rainbow Fund – Retail Class
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008

Net asset value - beginning of year	$20.66	$18.32	$16.69	$18.09	$18.33
Income/(Loss) from investment operations:
Net investment income	0.25	0.24	0.30	0.28	0.40
Net realized and unrealized gain/(loss)	0.55	2.50	1.63	(1.40)	0.11
Total from investment operations	0.80	2.74	1.93	(1.12)	0.51

Less distributions:
From net investment income	(0.23)	(0.24)	(0.30)	(0.28)	(0.40)
From net realized gain on investments	(0.30)	(0.16)	–	(0.00) (a)	(0.35)
Total distributions	(0.53)	(0.40)	(0.30)	(0.28)	(0.75)
Net asset value at end of year	$20.93	$20.66	$18.32	$16.69	$18.09

Total return	3.98%	15.01%	11.60%	(6.19)%	2.76%

Net assets, end of year (in thousands)	$1,249,228	$937,696	$572,484	$537,358	$478,694

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.07%	1.12%	1.19%	1.16%	1.18%
Ratio of net investment income to average net assets	1.26%	1.27%	1.68%	1.68%	2.20%
Portfolio turnover rate	36%	36%	31%	72%	53%

(a)	Amount rounds to less than $(0.005) per share.

See Notes to Financial Statements.
38	www.jamesfunds.com

James Balanced: Golden Rainbow Fund – Institutional Class	Financial Highlights
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Period Ended June 30, 2009 (a)

Net asset value - beginning of year	$20.61	$18.33	$16.69	$14.80
Income from investment operations:
Net investment income	0.33	0.32	0.34	0.09
Net realized and unrealized gain	0.52	2.47	1.65	1.94
Total from investment operations	0.85	2.79	1.99	2.03

Less distributions:
From net investment income	(0.35)	(0.35)	(0.35)	(0.14)
From net realized gain on investments	(0.30)	(0.16)	–	–
Total distributions	(0.65)	(0.51)	(0.35)	(0.14)
Net asset value at end of year	$20.81	$20.61	$18.33	$16.69

Total return	4.22%	15.27%	11.94%	13.75	%(b)

Net assets, end of year (in thousands)	$304,731	$130,870	$60,693	$115

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.82%	0.87%	1.06%	0.95	%(c)
Ratio of net investment income to average net assets	1.52%	1.52%	2.06%	1.63	%(c)
Portfolio turnover rate	36%	36%	31%	72	%(b)

(a)	Share class commenced operations on March 2, 2009.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.
Annual Report | June 30, 2012	39

Financial Highlights	James Small Cap Fund
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008

Net asset value - beginning of year	$23.88	$17.51	$14.18	$20.04	$24.56
Income/(Loss) from investment operations:
Net investment income	0.15	0.05	0.02	0.06	0.10
Net realized and unrealized gain/(loss)	(0.11)	6.35	3.33	(5.86)	(4.52)
Total from investment operations	0.04	6.40	3.35	(5.80)	(4.42)

Less distributions:
From net investment income	(0.03)	(0.03)	–	(0.06)	(0.10)
From net tax return of capital	–	–	(0.02)	–	–
Total distributions	(0.03)	(0.03)	(0.02)	(0.06)	(0.10)
Net asset value at end of year	$23.89	$23.88	$17.51	$14.18	$20.04

Total return	0.16%	36.59%	23.61%	(28.91)%	(18.03)%

Net assets, end of year (in thousands)	$134,727	$81,505	$65,443	$99,801	$177,915

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets	0.58%	0.23%	0.08%	0.37%	0.42%
Portfolio turnover rate	89%	60%	38%	46%	54%

See Notes to Financial Statements.
40	www.jamesfunds.com

James Mid Cap Fund	Financial Highlights
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008

Net asset value - beginning of year	$11.38	$8.59	$7.05	$10.66	$11.70
Income/(Loss) from investment operations:
Net investment income	0.04	0.01	0.02	0.03	0.00 (a)
Net realized and unrealized gain/(loss)	(0.64)	2.82	1.54	(3.61)	(1.01)
Total from investment operations	(0.60)	2.83	1.56	(3.58)	(1.01)

Less distributions:
From net investment income	(0.09)	(0.04)	(0.02)	(0.03)	(0.01)
From net realized gain on investments	–	–	–	–	(0.02)
Total distributions	(0.09)	(0.04)	(0.02)	(0.03)	(0.03)
Net asset value at end of year	$10.69	$11.38	$8.59	$7.05	$10.66

Total return	(5.26)%	32.97%	22.13%	(33.51)%	(8.61)%

Net assets, end of year (in thousands)	$12,657	$13,403	$9,497	$4,438	$6,002

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.48%
Ratio of net investment income to average net assets	0.32%	0.13%	0.24%	0.48%	0.01%
Portfolio turnover rate	36%	56%	37%	38%	55%

(a)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.
Annual Report | June 30, 2012	41

Financial Highlights	James Micro Cap Fund
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011 (a)

Net asset value - beginning of year	$11.91	$10.00
Income/(Loss) from investment operations:
Net investment loss	(0.01)	(0.03)
Net realized and unrealized gain/(loss)	(0.13)	1.94
Total from investment operations	(0.14)	1.91

Less distributions:
From net realized gain on investments	(0.06)	–
Total distributions	(0.06)	–
Paid-in capital from redemption fees	0.00 (b)	–
Net asset value at end of year	$11.71	$11.91

Total return	(1.15)%	19.10%

Net assets, end of year (in thousands)	$10,173	$9,745

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%
Ratio of net investment loss to average net assets	(0.14)%	(0.31)%
Portfolio turnover rate	85%	69%

(a)	Fund commenced operations on July 1, 2010.
(b)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.
42	www.jamesfunds.com

James Long-Short Fund	Financial Highlights
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2012	For the Period Ended June 30, 2011 (a)

Net asset value - beginning of year	$10.10	$10.00
Income/(Loss) from investment operations:
Net investment loss	(0.04)	(0.00)	(b)
Net realized and unrealized gain/(loss)	(0.05)	0.10
Total from investment operations	(0.09)	0.10

Less distributions:
From net investment income	(0.02)	–
Total distributions	(0.02)	–
Net asset value at end of year	$9.99	$10.10

Total return	(0.93)%	1.00	%(c)

Net assets, end of year (in thousands)	$9,160	$10,718

Ratios/Supplemental Data:
Ratio of net expenses to average net assets(d)	2.66%	1.73	%(e)
Ratio of net investment loss to average net assets	(0.44)%	(1.03)	%(e)
Portfolio turnover rate	159%	0	%(c)

(a)	Fund commenced operations on May 23, 2011.
(b)	Amount rounds to less than ($0.005) per share.
(c)	Not Annualized.
(d)

Dividend and interest expense on securities sold short and interest expense totaled 1.15% and 0.23% (annualized) of average net assets for the year ended June 30, 2012 and for the period ended June 30, 2011, respectively.

(e)	Annualized.

See Notes to Financial Statements.
Annual Report | June 30, 2012	43

Notes to Financial Statements	James Advantage Funds
June 30, 2012

1. ORGANIZATION

The James Advantage Funds (the “Trust”) is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”). James Balanced: Golden Rainbow Fund, James Small Cap Fund and James Mid Cap Fund are each a diversified series of the Trust, and James Micro Cap Fund and James Long-Short Fund are each a non-diversified series of the Trust (individually a “Fund,” collectively the “Funds”). James Balanced: Golden Rainbow Fund was originally organized as a series of the Flagship Admiral Funds Inc., a Maryland corporation. On June 26, 1998, pursuant to an Agreement and Plan of Reorganization, James Balanced: Golden Rainbow Fund was restructured through a tax-free reorganization as a series of the Trust. The James Small Cap Fund commenced its public offering of shares on October 2, 1998. The James Mid Cap Fund commenced its public offering of shares on June 30, 2006. Effective March 2, 2009, James Balanced: Golden Rainbow began offering a new class of shares: the Institutional Class. The initial class of shares is now referred to as the Retail Class. Each class of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. The Institutional Class shares are not subject to distribution (12b-1) fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other entities that are approved by management of the Trust). The James Micro Cap Fund commenced its public offering of shares on July 1, 2010. The James Long-Short Fund commenced its public offering of shares on May 23, 2011.

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund seeks to achieve its objective by investing primarily in common stocks and/or debt securities that the Fund’s adviser, James Investment Research, Inc. (“James” or the “Adviser”), believes are undervalued.

James Small Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of small capitalization companies. The Adviser defines small capitalization as those companies with market capitalizations at the time of purchase no larger than the stocks in the Fund’s benchmark, the Russell 2000® Index.

James Mid Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of mid capitalization companies. The Adviser defines mid capitalization companies as those with market capitalizations at the time of purchase as $1 billion to $8 billion.

James Micro Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of micro capitalization companies. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than $250 million.

James Long-Short Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in foreign and domestic equity securities that the Adviser believes are undervalued and more likely to appreciate, and by selling short equity securities that the Adviser believes are overvalued and more likely to depreciate. The Fund also may take long positions in domestic and foreign fixed income securities that the Adviser believes are more likely to appreciate in the interest rate and spread environment anticipated by the Adviser, and short positions in fixed income securities that the Adviser believes are more likely to depreciate in the interest rate and spread environment anticipated by the Adviser. The Fund seeks to achieve positive returns on both the long positions and short positions that it takes in various securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Share Valuation

The net asset value per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The net asset value per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the James Micro Cap Fund are subject to a redemption fee of 2% if redeemed within 180 days of purchase. For the year ended June 30, 2012, redemption fees received by the James Micro Cap Fund were $183.

Securities Valuation

Securities are valued at fair value. The Funds’ portfolio securities, including short positions, are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business and on any other day that the Fair Valuation Policy would dictate. Equity securities that are traded on any exchange, including closed-end funds and exchange-traded funds, are valued at the last quoted sale price on the exchange or market in which such securities are principally traded. Lacking a last sale price, a security is valued at its last bid price except when, in James’s opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ® over-the-counter market are valued at their NASDAQ® Official Closing Price (“NOCP”) for all NASDAQ® National Market (“NNM”) and NASDAQ® Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which a Fund calculates its net asset value) that materially affects a security’s value, or when James determines that the market quotation does not accurately reflect the current value or when a non-144A restricted security is being valued, that security will be valued at its fair value as

44	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
June 30, 2012

determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees. The Funds may use pricing services to determine market value for securities. Fixed income securities will be valued at evaluated prices provided by an independent, recognized pricing service, which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices are not readily available from a pricing service, those securities will be priced at fair value as determined in good faith by the Adviser. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will approximate fair value. Shares of open-end investment companies are valued at net asset value.

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds. In computing the net asset value of the Funds by the fund accounting service provider, ALPS Fund Services, Inc., the values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

The calculation of the share price of each Fund that holds foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of the Fund’s share price will be taken into account by the Adviser, subject to review by the Board of Trustees, in the determination of the value of those securities.

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings, (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1	-	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	-	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or input other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3	-	Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, securities maturing within 60 days of the reporting date are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2012:

James Balanced: Golden Rainbow Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$649,746,524	$–	$–	$649,746,524
Closed-End Funds	2,292,265	–	–	2,292,265
Exchange Traded Funds	13,894,048	–	–	13,894,048
Preferred Stocks	206,160	–	–	206,160
Corporate Bonds	–	146,344,499	–	146,344,499
Mortgage Backed Securities	–	20,023,939	–	20,023,939
U.S. Government Agencies	–	57,978,634	–	57,978,634
U.S. Treasury Bonds & Notes	542,322,907	–	–	542,322,907
Foreign Bonds	–	51,190,106	–	51,190,106
Municipal Bonds	–	52,151,964	–	52,151,964
Short Term Investments	19,217,239	–	–	19,217,239
Total	$1,227,679,143	$327,689,142	$–	$1,555,368,285

Annual Report | June 30, 2012	45

Notes to Financial Statements	James Advantage Funds
June 30, 2012

James Small Cap Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$128,304,239	$–	$–	$128,304,239
Short Term Investments	2,369,463	–	–	2,369,463
Total	$130,673,702	$–	$–	$130,673,702

James Mid Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$11,511,915	$–	$–	$11,511,915
Exchange Traded Funds	243,784	–	–	243,784
Short Term Investments	963,246	–	–	963,246
Total	$12,718,945	$–	$–	$12,718,945

James Micro Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$9,520,927	$–	$–	$9,520,927
Short Term Investments	616,890	–	–	616,890
Total	$10,137,817	$–	$–	$10,137,817

James Long-Short Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$9,105,341	$–	$–	$9,105,341
Short Term Investments	258,791	–	–	258,791
Total	$9,364,132	$–	$–	$9,364,132

	Valuation Inputs
Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stocks	$(4,280,222)	$–	$–	$(4,280,222)
Rights	(4,301)	–	–	(4,301)
TOTAL	$(4,284,523)	$–	$–	$(4,284,523)

* For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

46	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
June 30, 2012

The following is a reconciliation of the other financial instruments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities Sold Short	Balance as of June 30, 2011	Accrued discount/ premium	Realized gain/(loss)*	Change in unrealized appreciation/ (depreciation)*	Purchase	Sales	Balance as of June 30, 2012	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments still held at June 30, 2012
James Long-Short Fund
Common Stock	$(62,456)	$ –	$54,002	$3,630	$ –	$4,824	$ –	$ –
TOTAL	$(62,456)	$ –	$54,002	$3,630	$ –	$4,824	$ –	$ –

* Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts on securities sold short in the Statement of Operations.

The Funds disclose significant transfers between levels based on valuations at the end of each reporting period. As of June 30, 2012, the Funds did not have any significant transfers between Level 1 and Level 2 securities based on levels assigned to the securities on June 30, 2011.

For the year ended June 30, 2012, the Funds, other than James Long-Short Fund, did not have any securities which used significant unobservable inputs (Level 3) used in determining fair value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Gains and losses are determined using the specific identification method, which liquidates all losses first, before any gains. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The James Balanced: Golden Rainbow Fund will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of June 30, 2012, the Funds did not hold when-issued securities or delayed delivery purchase commitments.

Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation

The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, provided by WM Reuters, at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate.

Short Sales and Segregated Cash

The James Long-Short Fund may actively sell short equity and fixed income securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. If a security sold short pays a dividend while the Fund is short that security, the Fund will pay the dividend to the prime broker and record that amount as an expense.

All short sales are collateralized, as required by the Fund’s prime broker. The Fund maintains the collateral in segregated accounts consisting of cash and/or high-grade liquid assets sufficient to collateralize the market value of its short positions.

Investment Income

Dividend income and dividend expense on securities sold short are recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method.

Dividend income includes dividends earned on Real Estate Investment Trusts (“REITS”), which may include a return of capital. As such, important taxation issues may arise, which the Funds account for when information is provided by the issuing REIT.

Distributions received from Limited Partnership investments of a Fund are usually recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedule of Investments.

Dividends and Distributions to Shareholders

Net investment income, if any, is generally declared and distributed to shareholders of each Fund on at least an annual basis. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains

Annual Report | June 30, 2012	47

Notes to Financial Statements	James Advantage Funds
June 30, 2012

are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Accordingly, temporary overdistributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from security transactions, where applicable.

Allocation of Income and Expense

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Therefore, no federal tax provision is required.

During the year ended June 30, 2012, none of the Funds recorded a liability, nor were there any disclosures required for any uncertain tax positions in the accompanying financial statements. The Funds file income tax returns in the U.S. federal jurisdiction. For the years ended June 30, 2009 through June 30, 2012, the Funds’ returns are still open to examination by the appropriate taxing authority.

The tax character of distributions paid for the year ended June 30, 2012 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
Distributions paid from Ordinary Income	$16,610,717	$159,992	$106,000	$38,453	$12,000
Distributions paid from Long-Term Capital Gains	18,438,948	–	–	2,528	–
Total	$35,049,665	$159,992	$106,000	$40,981	$12,000

The tax character of distributions paid for the year or period ended June 30, 2011 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund(1)
Distributions paid from Ordinary Income	$10,881,974	$120,000	$48,621	$–	$–
Distributions paid from Long-Term Capital Gains	6,252,913	–	–	–	–
Total	$17,134,887	$120,000	$48,621	$–	$–

(1) Fund commenced operations on May 23, 2011.

The following information is computed on a tax basis for each item as of June 30, 2012:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
Tax cost of portfolio investments	$1,395,161,498	$110,300,467	$11,054,518	$8,520,042	$9,165,194

Gross unrealized appreciation	$177,522,960	$22,488,297	$2,150,319	$1,855,861	$597,437
Gross unrealized depreciation	(17,316,173)	(2,115,062)	(485,892)	(238,086)	(398,499)
Net unrealized depreciation on securities sold short and translation of assets and liabilities denominated in foreign currency	(8,601)	–	–	–	(61,910)
Net unrealized appreciation/ depreciation	160,198,186	20,373,235	1,664,427	1,617,775	137,028
Accumulated capital losses	(265,503)	(43,915,000)	(204,504)	(965,080)	(369,307)
Undistributed net investment income	148,554	770,917	–	–	2,311
Other temporary differences	(84,225)	(148,835)	(432)	(7,100)	(42,656)
Accumulated earnings/deficit	$159,997,012	$(22,919,683)	$1,459,491	$645,595	$(272,624)

48	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
June 30, 2012

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due primarily to the deferral of wash sale losses and to the differing treatment of certain investments under income tax regulations and GAAP.

Reclassification of Capital Accounts

Reclassifications result primarily from the differences in the book and tax treatment of certain investments such as partnerships, Passive Foreign Investment Companies (“PFICs”), and grantor trusts as well as distributions in excess of net investment income. The following reclassifications have been made on the Statements of Assets and Liabilities and have no impact on the net assets or net asset value of the Funds:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long- Short Fund
Paid-In Capital	$(102)	$(571)	$(33,363)	$(12,114)	$–
Undistributed/ (Overdistributed) Net Investment Income	(670,563)	194,627	(6,452)	13,170	8,285
Accumulated Net Realized Gains (Losses)	670,665	(194,056)	39,815	(1,056)	(8,285)

Included in the amounts reclassified was a net operating loss offset to Paid-in capital for the James Micro Cap Fund of $12,114.

Post-Enactment Capital Losses

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes are effective for the Funds for the fiscal year ended June 30, 2012. Consequently, capital losses incurred by the Funds taxable years beginning before the taxable year ended June 30, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended June 30, 2012 without an expiration date have been utilized. As a result, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund’s ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

During the year ended June 30, 2012, James Small Cap Fund and James Mid Cap Fund each utilized capital loss carryovers in the amount of $8,123,645 and $420,617, respectively.

Capital losses deferred to next tax year under the provisions of the Act were as follows:

	Short Term	Long Term
James Balanced: Golden Rainbow Fund	$265,503	$–
James Micro Cap Fund	487,198	–
James Long-Short Fund	41,014	–

The Funds elect to defer to the period ending June 30, 2013 capital losses recognized during the period November 1, 2011 through June 30, 2012 in the amount of:

Amount
James Small Cap Fund	$3,392,182
James Mid Cap Fund	62,002
James Micro Cap Fund	477,882
James Long-Short Fund	328,293

The Funds elect to defer to the period ending June 30, 2013 late year ordinary losses in the amount of:

Amount
James Mid Cap Fund	$432
James Micro Cap Fund	7,100
James Long-Short Fund	42,656

The capital loss carryforwards remaining as of June 30, 2012 in the table below expire as follows:

	Amount	Expiration Date
James Small Cap Fund	$18,052,132	June 30, 2017
	22,470,686	June 30, 2018
James Mid Cap Fund	142,502	June 30, 2018

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. Specifically, ASU 2011-04 requires reporting entities to disclose 1) the amounts of and reasons for any transfers between Level 1 and Level 2, and 2) for Level 3 fair value measurements: a) quantitative information about significant unobservable inputs used, b) a description of the valuation procedure used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

In December 2011, FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilities comparison between those reporting entities that prepare their financial statements on the basis of U.S. GAAP and those reporting entities that prepare their financial statements on the basis of IFRS. Specifically, ASU 2011-11 requires reporting entities to disclose 1) both gross and net information about

Annual Report | June 30, 2012	49

Notes to Financial Statements	James Advantage Funds
June 30, 2012

both instruments and transactions eligible for offset in the financial statements and 2) instruments and transactions subject to an agreement similar to a master netting agreement. The effective date of ASU 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this requirement and the impact it will have on the Fund’s financial statement disclosures.

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term U.S. Government obligations for the year ended June 30, 2012 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$300,732,476	$280,558,281
James Long-Short Fund	–	227,812

Purchases and sales (including maturities) of investments in other term securities for the year ended June 30, 2012 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$620,470,698	$184,237,595
James Small Cap Fund	157,678,745	106,659,888
James Mid Cap Fund	4,317,519	4,512,610
James Micro Cap Fund	7,850,696	7,157,825
James Long-Short Fund	16,797,698	12,645,495

For the year ended June 30, 2012, the cost of securities purchased to cover short sales and the proceeds from securities sold short were $15,977,611 and $14,247,738, respectively, for the James Long-Short Fund.

4. MANAGEMENT FEE AND OTHER TRANSACTIONS

    WITH AFFILIATES

Investment Management Agreement

The Funds retain James to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day-to-day management of each Fund’s portfolio. James Balanced: Golden Rainbow Fund is authorized to pay James a fee equal to an annual rate of 0.74% of its average daily net assets for assets up to and including $500 million; at the annual rate of 0.70% of the average daily net assets for assets from $500 million up to and including $1 billion; at the annual rate of 0.65% of the average daily net assets for assets from $1 billion up to and including $2 billion; and at the annual rate of 0.60% of the average daily net assets for assets over $2 billion. James Investment Research is responsible for the payment of all operating expenses of the other Funds within the Trust.

James is authorized to receive a fee equal to an annual rate of 1.25% of the average daily net assets of the James Small Cap Fund, James Mid Cap Fund and the James Long-Short Fund, respectively, for net assets up to and including $500 million; 1.20% of average daily assets for net assets from $500 million up to and including $1 billion; 1.15% of the average daily assets for net assets from $1 billion to and including $2 billion; and 1.10% of the daily average net assets over $2 billion. James is authorized to receive a fee equal to 1.50% of James Micro Cap Fund average daily assets for net assets up to and including $500 million and 1.45% of average daily assets for net assets over $500 million. Advisory fees for the James Small Cap, James Mid Cap Fund, James

Micro Cap Fund and James Long-Short Fund are reduced by the fees and expenses of the non-interested person trustees incurred by the applicable Fund.

James is responsible for the payment of all operating expenses of the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund, except for brokerage fees and commissions, taxes, interest (including dividend expense on securities sold short) and 12b-1 expenses.

Administrative Services Agreement

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by James Balanced: Golden Rainbow Fund, for itself, and paid by James for the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund, subject to a minimum monthly fee. Pursuant to an administrative agreement, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations.

Transfer Agency and Services Agreement

ALPS, pursuant to a Transfer Agency and Services Agreement with the Trust, serves as Transfer Agent for the Funds. Under the Transfer Agency and Services Agreement, ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed for out-of-pocket expenses. These fees and reimbursements for out of pocket expenses are paid and reimbursed by James Balanced: Golden Rainbow Fund, for itself, and by James, for the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund.

Plans of Distribution

Each Fund (only the Retail Class of the James Balanced: Golden Rainbow Fund), other than the James Micro Cap Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to James, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by each Fund (the Retail Class of the James Balanced: Golden Rainbow Fund), other than the James Micro Cap Fund, under its Plan is 0.25% of its average daily net assets for the year. The Plans are compensation plans, which means that payments are made to James regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and James is permitted to retain the excess. It is also possible that 12b-1 expenses paid by James for a period will exceed the payments received by James, in which case James may pay such excess expenses out of its own resources. Payments received by James under the Plans are in addition to the fees paid to James pursuant to the Management Agreements. The Plans require that James act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution expenses on behalf of the Funds. The Funds’ Distributor, ALPS Distributors, Inc., validates all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before James will make such payments. For the year ended June 30, 2012, $2,789,901,

50	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
June 30, 2012

$322,540, $31,367, and $20,759 was paid to James on behalf of James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund and James Long-Short Fund, respectively, pursuant to the Plans.

5. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. LINE OF CREDIT

The Trust has a $3,000,000 revolving line of credit agreement with U.S. Bank, N.A (the “Bank”) for the James Long-Short Fund. Borrowings under this arrangement are secured by investments held in the Fund’s portfolio as notated on the Schedule of Investments and bear interest at the Bank’s prime rate. For the year ended June 30, 2012, the average amount of borrowings was $365,189 with a weighted-average interest rate of 3.25%. As of June 30, 2012, the James Long-Short Fund did not have an outstanding balance with respect to the line of credit. Interest on funded and unfunded loans can be found under interest expense on the Statements of Operations.

Annual Report | June 30, 2012	51

Report of Independent Registered Public Accounting Firm	James Advantage Funds

To the Shareholders and Board of Trustees of the James Advantage Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the James Advantage Funds (the “Trust”), comprised of James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, and James Long-Short Fund, as of June 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the James Advantage Funds as of June 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years or periods then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Cincinnati, Ohio

August 27, 2012

52	www.jamesfunds.com

James Advantage Funds	Additional Information
June 30, 2012 (Unaudited)

PROXY VOTING GUIDELINES

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

James files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-800-995-2637. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY AGREEMENT APPROVAL

The James Balanced: Golden Rainbow Fund

The James Small Cap Fund

The James Long-Short Fund

The James Mid Cap Fund

The James Micro Cap Fund

The Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the continuation of the Management Agreements with James Investment Research, Inc. (the “Adviser”) for The James Balanced: Golden Rainbow Fund, The James Small Cap Fund, The James Long-Short Fund, The James Mid Cap Fund and The James Micro Cap Fund at a meeting on February 22, 2012.

The Independent Trustees were assisted by experienced independent legal counsel throughout the contract review process. They discussed the proposed continuances in executive session with such counsel at which no representatives of management or the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating each Management Agreement and the weight to be given to each such factor. Among other factors, the Trustees considered for each Fund the Fund’s performance; the nature, extent and quality of the services provided; the costs of the services provided; any profits realized by the Adviser; the Adviser’s compliance policies; the extent to which economies of scale will be realized as the Fund grows; and whether fees reflect those economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Agreement.

At the February 22, 2012 Board meeting, a representative of the Adviser referred the Trustees to the materials that had been provided to them for purposes of their consideration of the Management Agreements for the Funds. He reviewed the services provided by the Adviser to the Funds, as well as a comparison of the advisory services provided to other clients. He noted that the Adviser spends more time servicing the Funds’ shareholders than many other mutual fund advisers do. He reported that there were no material changes in the structure or relationships of the Adviser.

The representative next reviewed with the Trustees the average total returns of each Fund through December 31, 2011 (one year, three years and five years, to the extent applicable), and the expense ratios and management fees of each Fund through September 30, 2011, with a peer group of Funds with the same, or very similar, investment objectives and strategies. He reminded the Trustees that the peer groups were substantially the same peer groups as had been used for comparison purposes at prior Board meetings, noting that each peer group had been selected based on the investment style and strategies employed by the Funds, as well as by asset size. He also reviewed comparisons of the Funds’ performance with their respective benchmarks.

The Trustees then discussed each Fund’s performance. With respect to The James Balanced: Golden Rainbow Fund, they noted that the Fund’s Retail Class had outperformed its peer group average and its benchmark for the one-, five- and ten-year periods (but underperformed for the three-year period), and continues to receive recognition as one of the top performing balanced funds. For The James Small Cap Fund, the Trustees noted that the Fund had outperformed its peer group average and its benchmark for the one-, five-and ten-year periods and its benchmark for the three-year period, but underperformed its peer group average for the three-year period. The Trustees then noted that the Long-Short Fund had underperformed its peer group average and benchmark for the period from inception (May 23, 2011), but determined that this was too short a period to be meaningful. The Trustees then noted that the Mid Cap Fund had outperformed its peer group average for the one-year, five-year and since-inception (June 30, 2006) periods and its benchmark for the one-year period, and underperformed its peer group average for the three-year period and its benchmark for the three-year, five-year and since-inception periods. For The James Micro Cap Fund, the Trustees noted that the Fund had underperformed its peer group average for the one-year period and since inception (July 1, 2010), and outperformed its benchmark for the one-year period and underperformed its benchmark since inception. They considered that much of the underperformance was due to the timing of new money coming into the Fund during the Fund’s initial six months and resultant cash that took time to invest in a rising market. At the conclusion of their review of the above Funds’ performance, the Trustees noted that the Adviser regularly analyzes each Fund’s performance, and may make changes in the weight it gives certain factors as a result of the analysis. They remarked on the improved performance of The James Small Cap Fund, which they in part attributed to adjustments made by the Adviser.

A representative of the Adviser then reviewed a description of the other services provided to the Funds. He reviewed the marketing services provided, pointing out that the cost of those services was in

Annual Report | June 30, 2012	53

Additional Information	James Advantage Funds
June 30, 2012 (Unaudited)

part reimbursed through the Funds’ 12b-1 plans, and emphasized that the Adviser is fully committed to marketing the Funds. The independent legal counsel noted that the Trustees could not take into consideration any marketing expenses incurred by the Adviser in determining whether the management fee for any Fund is reasonable. A representative of the Adviser reminded the Trustees that an employee of the Adviser serves as the Chief Compliance Officer (“CCO”) of the Funds and that the Adviser pays the CCO costs of the Funds pursuant to the Management Agreements. He also pointed out that the Adviser monitors the expenses of each Fund and gives careful attention to the allocation of expenses among the Funds. He further noted that the Adviser provides substantial individualized attention to the Funds’ shareholders.

The representative then reviewed the management fee and expense ratio for each Fund and compared the fee and expense ratio with the median and average fees and expense ratios of the Fund’s respective peer group. He noted that the expense ratio was more meaningful than the management fee for all of the Funds, except The James Balanced: Golden Rainbow Fund, because they have a universal fee structure where the Adviser pays all of the expenses of the Fund and is compensated with a higher management fee. The representative further noted that most of the funds in the peer group comparisons do not share this structure. In this regard, the Trustees noted that they thought that the appropriate comparison for all of the Funds, except The James Balanced: Golden Rainbow Fund, was the total expense ratio, due to the fact that they each had a universal fee structure. The Trustees further noted that some of the funds in the peer groups were one class of a fund that had many classes and, thus, benefit from economies of scale provided by the other classes. The independent legal counsel noted that information provided would enable the Trustees to calculate the net management fee (after deduction of all direct expenses other than distribution-related expenses) paid by the Adviser with respect to the Funds that have a universal fee structure. The Independent Trustees indicated that they had calculated this information during the executive session and that the results demonstrated that for each of the Long-Short Fund and the Micro Cap Fund the net management fee was substantially less than the average management fee for its peer group, and that for each of the Small Cap and Mid Cap Funds the net fee was much closer to the average fee for its peer group.

The Trustees also took into account that most of the advisers to peer group funds do not do their own research and therefore do not have the costs or expenditure of time that the Adviser has in performing its advisory services. The representative of the Adviser represented this as significant justification for the Adviser to have higher fees than average, as compared to other advisers. In particular, in considering the Balanced: Golden Rainbow Fund management fee, the Independent Trustees recognized the significant extra time and effort involved in the Adviser doing its own research and noted that, in general, the Fund has outperformed as a result. Based on their review, the Trustees concluded that the management fees for each of the Funds appeared reasonable. The Trustees then discussed the management fees of the Funds compared to the fees charged by the Adviser for similar private accounts.

The Trustees indicated that they had reviewed an analysis of the Adviser’s profitability with respect to the Funds during their executive session, as well as information on average profitability of advisers surveyed by a consulting firm. The Trustees reviewed the expense and profitability information, and after a discussion with representatives of the Adviser, concluded that the information provided was adequate for them to determine whether the overall profitability was reasonable. The Independent Trustees noted that their review of the analysis in executive session included a calculation of profitability without deduction of distribution-related expenses, as well as a consideration of the appropriate level of wage expenses to be included. They also stated that they had considered the proper allocation of common expenses, indicating that they had determined it was more appropriate to allocate expenses pro rata, based on assets, than to allocate them equally among the Funds. In this regard, they noted that the Balanced: Golden Rainbow Fund holds municipal bonds, corporate bonds, TIPS, mortgage-backed bonds and international bonds (which require foreign currency transactions). The representative of the Adviser pointed out that the portfolio management time, accounting peculiarities, trading and clearing functions are considerable for those types of investments, which are not used by the other Funds.

While the Trustees indicated their belief that distribution expenses paid by the Adviser should be taken into account in considering the Adviser’s profitability, they indicated that their review of profitability without deduction of distribution expenses reflected an acceptable level of profitability with respect to each Fund, particularly when wages were included at a level that would reflect the cost of hiring an equivalent team of portfolio managers that do their own research. After further discussion, the Trustees acknowledged that the profitability levels of those Funds that were profitable to the Adviser were in the acceptable range.

A representative of the Adviser then reminded the Trustees that the Adviser had added breakpoints in the management fee for each of the Funds. The Trustees acknowledged that the Adviser was entitled to reasonable profits and indicated that the existing breakpoints should pass on the benefits of any economies of scale to shareholders.

The Trustees then reviewed other benefits that might be realized by the Adviser as a result of its relationship with the Funds. A representative of the Adviser noted that the Adviser does not have any soft dollar arrangements with broker-dealers. He acknowledged that the Adviser benefits from its association with the Funds and that it currently benefits from favorable press generated by the Funds.

The Trustees then indicated that it was their consensus that the information presented and the discussion of the information were adequate for making a determination regarding the renewal of the Management Agreements. The Trustees stated that they were satisfied with the Adviser’s and each Fund’s performance, and they complimented the Adviser on its proactive adjustments in response to its analysis of Fund performance. The Trustees then concluded that, based on their review of the management fees and overall expense comparisons, as well as all information relating to the profitability of the Adviser, that the management fees for each Fund were reasonable and that the arrangements were not generating excessive profits to the Adviser. The Trustees further concluded that

54	www.jamesfunds.com

James Advantage Funds	Additional Information
June 30, 2012 (Unaudited)

the existing fee breakpoints would make each Fund’s management fee reflective of economies of scale.

As to the nature, extent and quality of services provided by the Adviser, the Trustees expressed their common opinion that the Adviser’s personnel are highly qualified, that the Adviser provides excellent services to the Funds and that the extent of the services is consistent with the Board’s expectations.

After further discussion, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees unanimously determined that the continuation of each Management Agreement for an additional year was in the best interests of the applicable Fund and its shareholders.

TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2011 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

James Balanced: Golden Rainbow Fund	64.02%
James Small Cap Fund	100.00%
James Mid Cap Fund	41.42%
James Micro Cap Fund	100.00%
James Long-Short Fund	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, James Balanced: Golden Rainbow Fund and James Micro Cap Fund designated $18,438,948 and $2,528, respectively, as long-term capital gains dividends.

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2011 qualify for the corporate dividends received deduction:

James Balanced: Golden Rainbow Fund	59.40%
James Small Cap Fund	100.00%
James Mid Cap Fund	41.05%
James Micro Cap Fund	100.00%
James Long-Short Fund	100.00%

Annual Report | June 30, 2012	55

Trustees and Officers	James Advantage Funds
June 30, 2012 (Unaudited)

INTERESTED TRUSTEES
Name/Address/Age	Position(s) With Fund/ Time Served	Principal Occupation by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past 5 Years
Barry R. James, CFA James Investment Research, Inc. 1349 Fairground Road Beavercreek, OH 45385 Age: 55	President &Trustee since 1997	President and CEO, James Investment Research (2005- Present), Executive Vice President, James Investment Research (2000- 2006), CEO, James Capital Alliance (2005-Present) and Director (1992-Present)	5	Director, Heart to Honduras Director, FAIR Foundation (2010 – Present), Owner – www.mrmicrobusiness.com

INDEPENDENT TRUSTEES
Name/Address*/Age	Position(s) With Fund/ Time Served	Principal Occupation by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past 5 Years
Anthony P. D’Angelo Age: 82	Trustee since 1997	Retired, Professor Emeritus, Graduate School of Logistics and Acquisitions Management, Air Force Institute of Technology, Wright-Patterson AFB, Ohio (Retired since 1999)	5	None
Leslie L. Brandon Age: 69	Trustee since 2003	Retired partner, Ernst & Young LLP, Columbus, OH (1966-2000)	5	None
Richard C. Russell Age: 65	Trustee since 2003	Consultant, Danis Companies (construction and real estate development firm), (2002-present)	5	Director, Excellence in Motivation (1994-present); Director, Dayton Reliable Tool (1999-present)

* All Trustees may be contacted at c/o The James Advantage Funds, Attn: Secretary, 1349 Fairground Road, Beavercreek, OH 45385.

OFFICERS
Name/Address/Age	Position(s) With Fund/Time Served	Principal Occupation by Officer
Thomas L. Mangan James Investment Research, Inc. 1349 Fairground Road Beavercreek, OH 45385 Age: 62	Vice President, Treasurer, Secretary and Chief Financial Officer since 1997	Senior Vice President, James Investment Research, Inc.
Richard Brian Culpepper James Investment Research, Inc. 1349 Fairground Road Beavercreek, OH 45385 Age: 40	Assistant Secretary since 2011	First Vice President, James Investment Research, Inc.
JoEllen L. Legg c/o ALPS Fund Services, Inc. 1290 Broadway, Ste. 1100 Denver, CO 80203 Age: 50	Assistant Secretary since 2010	Vice President and Senior Associate Counsel of ALPS Fund Services, Inc., ALPS Advisors Inc., ALPS Distributors Inc. and FTAM Distributors, Inc. Ms. Legg is also the Secretary of Financial Investors Trust, Assistant Secretary of the Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund and WesMark Funds.

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James Advantage Funds	Trustees and Officers
June 30, 2012 (Unaudited)

OFFICERS (CONTINUED)
Name/Address/Age	Position(s) With Fund/Time Served	Principal Occupation by Officer
Amy Broerman James Investment Research, Inc. 1349 Fairground Road Beavercreek, OH 45385 Age: 40	Assistant Treasurer since 2002	Assistant Vice President of Operations, James Investment Research, Inc.
John Moore c/o ALPS Fund Services, Inc. 1290 Broadway, Ste. 1100 Denver, CO 80203 Age: 43	Assistant Treasurer since 2012	Fund Controller of ALPS Fund Services, Inc.

Annual Report | June 30, 2012	57

Privacy Policy	James Advantage Funds
June 30, 2012 (Unaudited)

Facts

What does James Advantage Funds do with your personal information?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•	Social Security number and wire transfer instructions

•	account transactions and transaction history

•	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Advantage Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does James Advantage Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

Questions? Call 1-800-99 James

What we do:
How does James Advantage Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does James Advantage Funds collect my personal information?	We collect your personal information, for example, when you
• open an account or deposit money
• direct us to buy securities or direct us to sell your securities
• seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates’ everyday business purposes – information about your creditworthiness.
• affiliates from using your information to market to you.
• sharing for nonaffiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
• Our affiliates include financial companies, such as James Investment Research, Inc. and James Capital Alliance.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies.
• James Advantage Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• James Advantage Funds does not jointly market.

58	www.jamesfunds.com

James Advantage Funds	Notes

Annual Report | June 30, 2012	59

Notes	James Advantage Funds

60	www.jamesfunds.com

For information about the Funds,
or to make inquiries about the Funds, please
call 1-800-99JAMES (1-800-995-2637).

www.jamesfunds.com

JAMES ADVANTAGE FUNDS

INVESTMENT ADVISER
James Investment Research, Inc.
P.O. Box 8
Alpha, Ohio 45301
info@jamesfunds.com

CUSTODIAN
U.S. Bank
425 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT
ALPS Fund Services, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
250 East Fifth Street
Suite 1900
Cincinnati, Ohio 45202

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

LEGAL COUNSEL
Thompson Hine LLP
312 Walnut Street
14th Floor
Cincinnati, Ohio 45202

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there were no amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Not applicable to this report.

(f) Code of Ethics was filed with registrant’s June 30, 2005 N-CSR and is hereby incorporated by reference with all amendments.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that Leslie L. Brandon is an audit committee financial expert. Mr. Brandon is independent for purposes of this Item 3.

(b) For purposes of this Item, an “audit committee financial expert” means a person who has the following attributes:

(1)	An understanding of generally accepted accounting principles and financial statements;
(2)	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;
(3)	Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;
(4)	An understanding of internal control over financial reporting; and
(5)	An understanding of audit committee functions.

(c) A person shall have acquired such attributes through:

(1) Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

(2) Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

(3) Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

(4) Other relevant experience.

(d)

(1) A person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933 (15 U.S.C. 77k), as a result of being designated or identified as an audit committee financial expert pursuant to this Item.

(2) The designation or identification of a person as an audit committee financial expert pursuant to this Item does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

(3) The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

June 30, 2012	June 30, 2011
$80,000	$72,000

Such audit fees represent the aggregate fees billed for the fiscal years ended June 30, 2012 and June 30, 2011 for professional services rendered by Deloitte & Touche LLP for the audit of the registrant’s annual financial statements.

(b) Audit-Related Fees

	Registrant	Adviser
June 30, 2012	$0	$0
June 30, 2011	$0	$0

Neither the registrant nor the adviser was billed any fees by Deloitte & Touche LLP for the fiscal years ended June 30, 2012 and June 30, 2011 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statement and not otherwise included under “Audit Fees” above.

(c) Tax Fees

	Registrant	Adviser
June 30, 2012	$11,100	$0
June 30, 2011	$10,700	$0

“Tax fees” shown in the table above were for services provided by Deloitte & Touche LLP in relation to the preparation of excise filings and income tax returns for the registrant.

(d) All Other Fees

	Registrant	Adviser
June 30, 2012	$0	$0
June 30, 2011	$0	$0

The registrant was not billed any fees by Deloitte & Touche LLP for products and services provided by Deloitte & Touche LLP, other than the services reported above in items (a) - (c), for the fiscal years ended June 30, 2012 and June 30, 2011.

(e) Pre-Approval Policies and Procedures

(1) Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee is directly responsible for the appointment, termination, compensation, and oversight of the work of any registered public accounting firm employed by the registrant. In addition, the Charter provides that the Audit Committee is responsible for reviewing and approving in advance any and all proposals under which the independent auditor would provide “permissible non-audit services” (as defined in the Charter) to the registrant or to the investment adviser to the registrant (not including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by the investment adviser to the registrant) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.

(2)

	Registrant	Adviser
Audit Related	100%	n/a
Tax Fees	100%	n/a
Other Fees	n/a	n/a

(f) Not applicable to registrant.

(g) Aggregate non-audit fees billed by registrant’s accountant:

	Registrant	Adviser
June 30, 2012	$11,100	$0
June 30, 2011	$10,700	$0

(h) The registrant’s audit committee of the board of trustees has considered that the provision of non-audit services that were rendered to an entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the fiscal years ended June 30, 2012 and June 30, 2011, as identified above, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, are compatible with maintaining Deloitte & Touche LLP’s independence.

Item 5.	Audit Committee of Listed Companies.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics identified in Item 2 of Form N-CSR was filed with registrant’s June 30, 2005 N-CSR and is hereby incorporated by reference.

(a)(2)	Certifications required by Item 11(b) of Form N-CSR are filed herewith.

(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    The James Advantage Funds

By (Signature and Title)

/s/ Barry R. James

Barry R. James
President

Date: September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Barry R. James

Barry R. James
President

Date: September 4, 2012

By (Signature and Title)

/s/ Thomas L. Mangan
Thomas L. Mangan
Treasurer, Chief Financial Officer

Date: September 4, 2012